PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT

                                   between

                             GEORESOURCES, INC.,

                                     and

                         KOCH PRODUCER SERVICES, INC.

                         Dated as of December 3, 1997



                              TABLE OF CONTENTS
                                                                Page

Section 1       Defined Terms                                       1

Section 2       Agreement of Sale and Purchase                      1

Section 3       Representations and Warranties of Seller            2

Section 4       Representations and Warranties of Purchaser         6

Section 5       Covenants                                           6

Section 6       Closing Date and Place                             16

Section 7       Transactions on and After the Closing Date         16

Section 8       Audit                                              16

Section 9       Obligations Absolute                               17

Section 10      Conditions to Obligations of Parties               17

Section 11      Conditions to Obligations of Seller                17

Section 12      Conditions to Obligations of Purchaser             18

Section 13      Recording                                          19

Section 14      Amendments to Financings, etc.                     20

Section 15      Remedies of Purchaser                              20

Section 16      No Recourse                                        23

Section 17      Notices                                            23

Section 18      Expenses                                           24

Section 19      Survival                                           25

Section 20      Successors and Assigns                             25

Section 21      Interest on Unpaid Amounts                         25

Section 22      Maximum Interest                                   26

Section 23      Miscellaneous Provisions                           27

Section 24      Section Captions                                   27

Section 25      Indemnity                                          27

Section 26      Servicer                                           28

Section 27      Right of First Refusal                             28

Section 28      Choice of Law                                      29

Section 29      Forum Selection and Consent to Jurisdiction        29

Section 30      Waiver of Jury Trial                               29

Section 31      No Oral Agreements                                 30

Annexes and Schedules to Conveyance

Annex I         -       Form of Conveyance of Volumetric Production Payment
Annex II	-	List of Subject Interests For Title Opinions
Annex III	-	Form of Monthly Hydrocarbons Report
Annex IV	-	Wire Transfer Instructions for Purchase
Annex V         -       [Intentionally Omitted]
Annex VI	-	Insurance
Annex VII	-	Definitions
Annex VIII	-	Form of Purchaser's Monthly Report

Schedule I	-	Quality Standards
Schedule II 	-	Exceptions to Representation
Schedule III	-	Plan of Development



             PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT

    THIS PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT, dated as of December 3, 1997 (herein, as the same may be amended or modified from time to time, called this "Agreement" or this "Purchase Agreement"), is entered into between GEORESOURCES, INC., a Colorado corporation (herein called "Seller"), and KOCH PRODUCER SERVICES, INC., a Delaware corporation (herein called "Purchaser").

                             W I T N E S S E T H:

    WHEREAS, Seller owns certain oil and gas leasehold and other interests located in the State of North Dakota (which leasehold and other interests are more specifically described and defined in the Conveyance (as hereinafter defined)); and

    WHEREAS, Seller intends, upon the terms and conditions set forth below, to sell and convey to Purchaser a production payment (herein called the "Production Payment") of certain volumes of Oil produced from the Subject Interests and all rights to receive proceeds of the sale of such production, and Purchaser intends to purchase the Production Payment upon such terms and conditions, such Production Payment to be sold and conveyed to be substantially as described in the form of the Conveyance of Volumetric Production Payment annexed hereto as Annex I (herein called the "Conveyance"):

    NOW THEREFORE, in consideration of the premises and the mutual promises and agreements herein contained, the sufficiency of which is hereby acknowledged, it is agreed as follows:

    Section 1 Defined Terms. For purposes of this Agreement, unless the context shall otherwise require, all undefined capitalized terms shall be used herein with the same meaning as assigned to such term in Annex VII hereto.

    Section 2 Agreement of Sale and Purchase. Subject to the terms and conditions of this Agreement, Seller agrees to sell and Purchaser agrees to buy the Production Payment for a total purchase price of $364,550 (the "Purchase Price"). Consummation of the sale and purchase (herein called the "Closing") shall be on the date provided for closing (herein called the "Closing Date") in Section 6 hereof. Seller intends to sell to an affiliate of Purchaser (the "Oil Buyer") the Residual Hydrocarbons pursuant to that certain Crude Oil Purchase Agreement, dated as of December 2, 1997 (the "Crude Oil Purchase Agreement"), at the price and other terms in effect at the time of delivery in accordance with the terms of such Crude Oil Purchase Agreement.
 Seller shall pay Purchaser a structuring fee of $3,646, to be paid out of the funds payable to Seller at Closing.


    Section 3 Representations and Warranties of Seller. Seller represents and warrants (which representations and warranties shall survive execution, delivery and termination of the Conveyance) that except as set forth on
Schedule II:

    (a) Seller has the full legal power, right and capacity to enter into and perform this Agreement, the Conveyance and the other Production Payment Documents and to sell and convey the Production Payment. The consummation of the transactions contemplated by this Agreement, the Conveyance, and the other Production Payment Documents are within Seller's corporate powers, have received all necessary governmental and other approvals, exemptions, authorizations, licenses and permits (if any shall be required), and do not and will not contravene or conflict with any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to Seller, and do not and will not result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Seller is a party or by which Seller or his properties may be bound, including, without limitation, any confidentiality agreement or restrictions or disclosure of information.

    (b) This Agreement and the other Production Payment Documents have been duly executed and delivered and constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with their terms, except as enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).

    (c) No authorization, consent or approval, or any formal exemption, of any governmental body or regulatory authority (federal, state or local) is or will be necessary to the valid execution, delivery or performance by Seller of this Agreement or the other Production Payment Documents.

    (d) Seller has not received any notice of default and to Seller's knowledge after due investigation, is not in default in any material respect under and has not breached in any material respect (i) any order, writ, injunction or decree of any court or of any commission or other administrative agency, or (ii) any material agreement or obligation to which Seller is a party or by which Seller is bound, or to which Seller may be subject, or affecting the Subject Interests or any portion thereof.

    (e) There are no actions, suits or proceedings by or before any court, arbitrator or any governmental commission, board, bureau or other administrative agency pending, or to the knowledge of Seller threatened, against Seller or any of the Subject Interests.

    (f) The descriptions attached to the Conveyance as Exhibit A completely and correctly describe the Subject Interests, and Seller's ownership of the Subject Interests entitles Seller to a share of all Hydrocarbons produced from or attributable to the Oil and gas leases located on or under any of the lands described in Exhibit A to the Conveyance, and of the proceeds of such production, after giving effect to and/or deducting all applicable royalties, overriding royalties and other burdens or payments out of production (except the Production Payment), which is not less than the respective net revenue interests identified on Exhibit A to the Conveyance and obligates Seller to pay a share of all costs of operation and development of such Oil and gas leases which is not greater than the respective working interests identified on Exhibit A to the Conveyance. Seller has good and defensible title to the Subject Interests free and clear of any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest, except for Permitted Liens. The Conveyance will assign to Purchaser good and defensible title to the Production Payment free and clear of any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest, except for Permitted Liens. Each lease and other interest in the Subject Interests and the Production Payment is valid and in full force and effect, all taxes, rentals, royalties and other amounts in respect thereof have been paid and no default has occurred in respect of any such lease or interest which would have a material adverse effect on the Production Payment.

    (g) There are no preferential purchase rights, calls, rights of first refusal or other similar rights or agreements in effect relating to any of the Subject Interests.

    (h) No Subject Interest is subject to a balancing, take-or-pay/make-up or other arrangement under which one or more third parties may take a portion of the Subject Interest Hydrocarbons without full payment therefore, in cash or immediately available funds at the market price or value thereof, as a result of Hydrocarbons having been taken from, or as a result of other actions or inactions with respect to, the Subject Interests or other properties which could reasonably be expected to have a material adverse effect on the Production Payment.

    (i) Seller has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement.

    (j) Seller has, to his knowledge after due investigation, complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of his businesses or any of his properties, including, but not limited to, the Subject Interests. Seller has not received any notice to the effect that Seller, his operations or his properties, including, but not limited to, the Subject Interests, are not in material compliance with any of the requirements of applicable Environmental Laws, or are the subject of any federal or state investigations evaluating whether any remedial action is needed to respond to a Release of any Hazardous Material, whether from his properties, including, but not limited to, the Subject Interests, or elsewhere.

    (k) Except as disclosed in writing to Purchaser prior to the date hereof, to the best of Seller's knowledge after due investigation, (i) all of the Subject Interests and associated facilities operated by Seller have been, and continue to be, owned, leased or operated by Seller in compliance with all Environmental Laws; (ii) there have been no past, and there are no pending or threatened claims, complaints, notices or inquiries to, or requests for information received by, or known to Seller with respect to any alleged violation of any Environmental Law; (iii) there are no pending or threatened claims, complaints, notices or inquiries to, or requests for information received by, or known to Seller for potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any of the lands comprising the Subject Interests (including underlying groundwater); (iv) there has been no Release of Hazardous Materials at, on or under any of the lands comprising the Subject Interests; (v) Seller has been issued and is in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for his business and the operation of each of the Subject Interests; (vi) none of the lands comprising the Subject Interests or any portion of any thereof are listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the Comprehensive Environmental Response Compensation Liability Information System List ("CERCLIS") or on any other federal or state list of sites requiring investigation or clean-up;
(vii) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any of the lands comprising the Subject Interests; (viii) Seller has not directly transported or directly arranged for the transportation of any Hazardous Material (except crude oil and/or natural gas sold in the ordinary course of business which has not created any material liability or obligation of Seller) to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any federal or state list or which is the subject of any federal, state or local enforcement action or other investigation which may lead to material claims against Seller or any portion of any of the Subject Interests for any remedial work, damage to natural resources or personal injury, including claims under CERCLA; (ix) there are no polychlorinated biphenyls, radioactive materials or friable asbestos present at any of the lands comprising the Subject Interests; and (x) no condition exists at, on, under or in respect of any of the lands comprising the Subject Interests or any portion of any thereof which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law. Notwithstanding the foregoing, (a) Seller has made no inquiry concerning the various prior surface owners and operators or prior operators of the lands comprising the Subject Interests regarding the possible existence of any storage tanks, polychlorinated biphenyls, radioactive materials or friable asbestos or other conditions resulting from surface operations or oil and gas operations before Seller owned or operated the respective Subject Interests, and Seller shall have no liability to Purchaser for breach of the foregoing representation as a result of the existence of any storage tanks, polychlorinated biphenyls, radioactive materials, friable asbestos or other conditions resulting from surface operations or oil and gas operations before Seller owned or operated the respective Subject Interests, and (b) there may be some Naturally Occurring Radioactive Materials (NORM) produced as a result of operations of the Subject Interests, but such NORM is being handled in accordance with applicable regulations.

    (l)   [Intentionally omitted].

    (m) All material factual information heretofore or contemporaneously furnished by or on behalf of Seller to Purchaser for purposes of or in connection with this Agreement or the other Production Payment Documents or any transaction contemplated hereby or thereby, including, but not limited to, factual data supporting any reserve reports and financial statements, is, true, correct and accurate on the date as of which such information is dated or certified and does not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading, and all estimated material so furnished was prepared on the basis of assumptions, data, information, tests or conditions believed to be valid or accurate or to exist at the time such material was prepared and so furnished.

    (n) Each Oil and gas lease and other interest described in Exhibit A to the Conveyance is valid and subsisting and in full force and effect, insofar as it covers or relates to the interests in land referred to or described in Exhibit A thereto as covered thereby; all material agreements, contracts, leases, permits, easements, rights-of-way, and other surface use rights necessary to own, maintain and operate such oil and gas leases are in full force and effect and to the knowledge of Seller after due investigation, no material breach or default exists thereunder.

    (o) To the knowledge of Seller after due investigation, all rentals, royalties and taxes and other amounts due and payable under or in respect of said Oil and gas leases and other interests, or any of them, have been duly paid or provided for. No material default or event of default now exists under any of said leases and other interests and Seller has received no notice of any default or event of default or breach or claimed default or breach in respect of any thereof.

    (p) Seller is not obligated, by virtue of any prepayment made under any "take-or-pay" clause or under any similar arrangement, to deliver Subject Hydrocarbons at some future time without then receiving full payment therefore at the market price or value thereof.

    (q) The production of all Hydrocarbons which have heretofore been produced from the Subject Interests has not been in excess of allowable production quotas allowed or permitted to the Subject Interests by any applicable regulatory authority so as to subject, after the Effective Date, any well located thereon, or Purchaser's interest in the production therefrom, to restrictions or penalties on allowables for overproduction.

    (r) Except for contracts which may be terminated on not more than 90 days prior notice, and the sales contracts contemplated by this Agreement, none of the Subject Hydrocarbons are committed or dedicated to any contract or agreement regarding the sale or use thereof, other than as described in Exhibit A to the Conveyance.

    (s) None of the Subject Interests or any of the Subject Hydrocarbons is subject to, or encumbered by, any balancing, deferred production, hydrocarbon banking or similar arrangement.


    (t) The Subject Interests include and cover all of the properties, rights and interests of Seller for which oil and gas reserves and the future production and revenues therefrom were estimated and projected in (i) those certain internal reports by Purchaser, dated October, 1997, which have heretofore been delivered by Purchaser to Seller and reviewed by Seller, and
(ii) that certain report by Broschat Engineering and Management Services, dated October 7, 1997, which has heretofore been delivered by Seller to Purchaser.

    Section 4 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that:

    (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power to carry on its business as it is now being conducted and is duly qualified to do business and in good standing in all states where such qualification is necessary and where failure to be so qualified or in good standing would have a material adverse effect on its business or financial condition.

    (b) The consummation of the transactions contemplated by this Agreement and the other Production Payment Documents are within Purchaser's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not contravene or conflict with any provision of the articles of incorporation or bylaws of Purchaser, and do not and will not result in the breach or termination of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Purchaser is a party or by which it or its properties may be bound.

    (c) Purchaser has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement which could result in: (i) a lien on any of the Subject Interests or (ii) any obligation or liability of Seller.

    Section 5    Covenants.

    (a) Covenants Pending Closing. From and after the date of this Agreement until the Closing Date, Seller will:

          (i) not, without the prior written consent of Purchaser and except for the sale of the Production Payment and the Residual Hydrocarbons to Purchaser (or an affiliate of Purchaser) and the sale of Hydrocarbons and gas severed before the Effective Date, enter into any agreement selling, transferring or encumbering the Subject Interests or any part thereof or interest therein;

          (ii) not, without the prior written consent of Purchaser, create or permit to exist any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest with respect to any of the Subject Interests except the Permitted Liens;


          (iii) cause the Subject Interests to be maintained, developed, protected against drainage, and continuously operated for the production of Hydrocarbons in a good and workmanlike manner, as would a prudent operator, all in accordance with generally accepted practices, applicable operating agreements, and all applicable federal, state and local laws, rules and regulations (including, without limitation, all Environmental Laws), excepting those being contested in good faith;

          (iv) give prompt notice to Purchaser of any notice of default received by Seller on or subsequent to the date of this Agreement under any instrument or agreement relating to the Subject Interests to which Seller is a party or by which Seller is bound; and

          (v) furnish Purchaser promptly with such additional internal reports and engineering studies on the Subject Interests with respect to oil reserves, projections of the rate of production and net operating income, gross proceeds and prices received by Seller from the sale of oil and incremental drilling, acquisition activity and other operations, as Purchaser may reasonably request.

    (b) Undertaking. Subject to events of Force Majeure, Seller hereby unconditionally and irrevocably undertakes to diligently and timely perform and observe all of the covenants to be performed or observed by Seller under the Conveyance.

    (c) Taking in Kind. The Production Payment Hydrocarbons shall be delivered to Purchaser in kind or to the credit of Purchaser, free of cost, at the Delivery Points in accordance with the Conveyance. Seller agrees to so deliver Production Payment Hydrocarbons consisting of Oil prior to delivery of other Subject Hydrocarbons, and Purchaser and Seller agree to allocate all Hydrocarbons produced from the Subject Interests in accordance with Section
2.1 and Section 3 of the Conveyance and the definitions in Annex VII of this Purchase Agreement.

    (d) Gathering and Transportation and Other Services. Seller at his sole cost and expense shall gather or cause to be gathered all Production Payment Hydrocarbons and Residual Hydrocarbons at the wellheads where produced and shall transport and deliver the same to the Delivery Points, without any charge or deduction to Purchaser for any costs attributable to preparing the Hydrocarbons for delivery, and delivering same to the Delivery Points.

    (e) Material Negative Reservoir Event. Seller shall notify Purchaser promptly after becoming aware that any event or circumstance which has occurred or exists could reasonably be expected to become or constitute a Material Negative Reservoir Event.

    (f) Reports. Seller shall furnish or cause to be furnished to Purchaser copies of the following information and agrees that Purchaser can furnish copies of such information and any other information Purchaser obtains under or pursuant to or in connection with this Agreement, any of the other Production Payment Documents, or the Subject Interests, to the Servicer and to any purchaser of Subject Hydrocarbons from Purchaser, provided however, that Seller may require any Person receiving such data to sign a reasonable confidentiality agreement prior to receiving such data:

          (i) As soon as available and in any event within 90 days after each calendar year ending December 31 (commencing December 31, 1997), consolidated audited financial statements of Seller, including, without limitation, a consolidated balance sheet as of the end of such annual period and consolidated statements of earnings and cash flow of Seller for such annual period, prepared in accordance with GAAP;

          (ii) As soon as available and in any event within 45 days after each calendar quarter (commencing March 31, 1998), consolidated financial statements of Seller, including, without limitation, a consolidated balance sheet as of the end of such calendar quarter and consolidated statements of earnings and cash flow of Seller for such calendar quarter, prepared in accordance with GAAP;

          (iii) At such times as may be reasonably requested by Purchaser, but not more often than twice annually, reports concerning any material change in methods of treatment or operation of all or any wells on Subject Interests and production of Subject Hydrocarbons, any drilling or development, any method of secondary or tertiary recovery, or any other action with respect to the Subject Interests, the decision as to which may increase or reduce the quantity of Hydrocarbons ultimately recoverable from the Subject Interests, or the rate of production therefrom, or which may shorten or lengthen the period of time required for liquidation of the Production Payment;

         (iv) As from time to time reasonably requested by Purchaser, but not more often than twice annually, copies of maps showing property lines and well locations, well logs, core analysis, flow and pressure tests, natural gas analysis and casing programs and other technical information related to the Subject Interests and the wells thereon and the production therefrom; provided that Seller shall only be required to give Purchaser access (not copies) during normal business hours to any such material which is subject to a confidentiality agreement or license in effect on the date hereof which prohibits Seller from delivering a copy of such information to Purchaser, or interpretative data which Seller reasonably deems to be proprietary and confidential, and Seller may require Purchaser and its representatives and designees to sign reasonable confidentiality agreements restricting their use of any such proprietary or confidential interpretive information in competition against Seller;

          (v) Together with the delivery of the financial statements delivered pursuant to the foregoing clauses (i) or (ii) of this Section 5(f), a certificate executed by Seller certifying that to his knowledge after due investigation, Seller is in compliance in all material respects with the covenants within this Agreement and the Conveyance, or if not, specifying any exceptions thereto in reasonable detail;

          (vi) Promptly after December 31 of each calendar year (commencing December 31, 1997), and in any event not later than March 15 of each calendar year, reports in form and substance satisfactory to Purchaser and using pricing, engineering and other assumptions acceptable to Purchaser, prepared by independent petroleum engineers acceptable to Purchaser (it being agreed for purposes hereof that Broschat Engineering and Management Services is acceptable) as of December 31 of the preceding calendar year concerning (a) the quantity of Subject Hydrocarbons recoverable from the Subject Interests, (b) the projected income and expense attributable to the Subject Interests, (c) such other customary reserve information, technical or otherwise, as Purchaser may reasonably request including a discussion of the materials reviewed in preparing such report and all written opinions prepared, if any, regarding the Subject Interests or any portion thereof (the "Independent Reserve Report"); and

          (vii) As soon as available and in any event within 45 days after the end of each month, a Monthly Hydrocarbons Report in substantially the form attached hereto as Annex III, in form and substance satisfactory to Purchaser.

          (viii)Immediately, notice of the occurrence of any Event of Default or any other default under any material agreement entered into by Seller.

    (g) Use of Proceeds. Seller shall not use the Production Payment or proceeds therefrom to pay any cost, expense or otherwise except in connection with Seller's oil and gas exploration, development and production business.

    (h) Tangible Net Worth. The parties signing this Agreement as Seller will not at any time permit their aggregate Tangible Net Worth to be less than $3,500,000. As used herein, "Tangible Net Worth" means the consolidated net worth of Seller after subtracting therefrom the aggregate amount of any intangible assets of Seller, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

    (i) Indebtedness. Except with the consent of Purchaser, which consent will not be unreasonably withheld, Seller will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness related to or in connection with the Subject Interests, other than, without duplication, (a) Indebtedness in respect of the Production Payment pursuant to this Agreement and the other Production Payment Documents;
(b) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases or furnishing of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities); (c) Indebtedness secured by assets other than the Subject Interests; or (d) Indebtedness in respect of or in connection with Taxes and Fees.

    (j) Loans. Seller shall not use the proceeds from the sale of the Production Payment to make any loans or advance any monies to any employee, consultant or agent of Seller.

    (k) Insurance. Seller will maintain with financially sound and reputable insurance companies such insurance in amount and type and against such risks, liabilities, casualties and contingencies as is maintained by prudent Persons in the industry (and which property insurance shall name Purchaser as an additional insured as its interest may appear and shall contain endorsements to such policies providing that the insurer will notify Purchaser not less than 30 days prior to the expiration or termination of such policies), including, without limitation, (1) the insurance set forth in Annex VI hereto and (2) to the extent such insurance is carried by others engaged in similar undertakings in the same general area or areas in which the Subject Interests are located, insurance on all personal property and fixtures used in connection with the operation of the Subject Interests, against loss or damage by fire, lightning, hail, tornado, explosion, hurricane and other similar risks. Seller shall furnish or cause to be furnished to Purchaser prior to the Closing Date and, upon the request of Purchaser, from time to time thereafter, a summary of the insurance coverage of Seller in form and substance satisfactory to Purchaser in its sole discretion and copies of all applicable insurance policies.

    (l) Accounting Principles. Seller will prepare all reports and computations required under this Agreement or the other Production Payment Documents, all in accordance with generally accepted accounting principles ("GAAP") which are customary and acceptable in the oil and gas exploration and production industry for corporations using full cost accounting methods. Seller will keep and maintain all books, records and other information pertaining to Seller or the Subject Interests, and provide such other information as Purchaser may request from time to time in accordance with accurate accounting standards customary and acceptable in the oil and gas exploration and production industry for companies using full cost accounting methods.

    (m) Other Agreements. Seller will not enter into any agreement containing any provision which would be violated or breached by the performance of his obligations hereunder or under any instrument or document delivered or to be delivered by Seller hereunder or in connection herewith.

    (n) Plan of Development. Except as may otherwise be approved by Purchaser, in its sole and absolute discretion, Seller shall comply with, and perform any and all obligations and actions set forth in, the terms and provisions of the Plan of Development.

    (o) Early Delivery. Without the prior written consent of Purchaser, Seller shall not deliver to Purchaser any volume of Production Payment Hydrocarbons prior to the scheduled delivery date set forth in the Production Schedule. In no event shall either Seller or Purchaser have any obligation to consent to early delivery of Production Payment Hydrocarbons.

    (p)   Taxes.

          (i) Seller shall pay, promptly when due, except as contested in good faith and by appropriate proceedings, together with interest and penalties thereon, if any, all taxes owed by Seller (whether by operation of law or pursuant to this Agreement), including those set forth below:

                A. All ad valorem taxes (or taxes imposed in lieu thereof) imposed upon or assessed with respect to or charged against the Production Payment or upon the Subject Interests or the Subject Hydrocarbons or the Production Payment or the Production Payment Hydrocarbons, or against Purchaser by reason of its ownership of the Production Payment (other than any taxes imposed upon or assessed with respect to the net income of Purchaser and any franchise taxes of Purchaser);

                B. All Production Taxes imposed upon or with respect to or measured by or charged against the Production Payment or the Production Payment Hydrocarbons; and;

                C. All other taxes, duties, imposts, charges, levies and assessments of any kind or nature whatsoever, imposed upon or assessed with respect to or charged against the Production Payment, or upon the Subject Interests or the Subject Hydrocarbons or the Production Payment Hydrocarbons, or against Purchaser by reason of its ownership of the Production Payment or otherwise (other than any taxes levied on the net income of Purchaser and franchise taxes of Purchaser);

          (ii) Notwithstanding the foregoing, Seller shall not be responsible or liable to Purchaser for, and there shall not be included in the Makeup Volume Balance or otherwise, amounts in respect of any taxes associated with the handling, transportation, refining, purchase or sale of Production Payment Hydrocarbons after they have been delivered to Purchaser or to Oil Buyer or another transporter for the credit of Purchaser.

          (iii) Unless the parties agree in writing otherwise, severance taxes shall be remitted to the State by the Oil Buyer, who shall purchase severed Hydrocarbons under the Crude Oil Purchase Agreement, and Seller shall not be liable or responsible under this Purchase Agreement or the Conveyance for any penalties, interest or other costs, expenses or liability (except for the principal tax liability itself) arising out of any default by the Oil Buyer in making a proper remittance of severance taxes, unless such default shall have been caused by a material error or omission of Seller.

          (iv) Purchaser shall promptly provide Seller, or Seller's designee, with statements, notices and other information received by Purchaser regarding ad valorem taxes assessed against Purchaser's interest which Seller is obligated to pay on behalf of Purchaser, as set forth in this Purchase Agreement or the Conveyance, and Seller shall not be liable or responsible under this Purchase Agreement or the Conveyance for any failure to pay taxes for which it did not receive proper and timely notice, or for any increased taxes, penalties or interest owed as a result of Purchaser's failure to promptly provide Seller or Seller's designee with such tax statements, notices or other information.

    (q) Delivery to Purchaser. The Production Payment Hydrocarbons shall be delivered at the sole cost of Seller to Purchaser, or to the credit of Purchaser, into the facilities of Purchaser or its designee at the Delivery Points (or, with Seller's and Purchaser's prior mutual consent in their discretion, the Alternate Delivery Points). As between Seller and Purchaser, Seller shall be in exclusive control and possession of the Production Payment Hydrocarbons deliverable under the Conveyance and responsible for any loss, damage or injury caused thereby until the same shall have been delivered to Purchaser at the Delivery Point(s) or Alternate Delivery Point(s), as the case may be, after which delivery Purchaser shall be deemed to be in exclusive control and possession thereof and responsible for any loss, injury or damage caused thereby.

    (r) Operation of Subject Interests. So long as the Production Payment shall remain in force, Seller shall, as an independent contractor and at Seller's own cost and expense:

          (i) Cause the Subject Interests to be maintained and continuously operated for the production of Hydrocarbons in a good and workmanlike manner, as would a prudent operator (without regard to the existence of the Production Payment), all in accordance with generally accepted practices in all material respects, applicable operating agreements, and applicable federal, state and local laws, rules and regulations (including, without limitation, all Environmental Laws), excepting those being contested in good faith;

          (ii) Pay, or cause to be paid, promptly as and when due and payable, (A) all rentals, royalties and proceeds payable to the other mineral interest owners in respect of the Subject Interests or the Subject Hydrocarbons, excepting those being contested in good faith and
    (B) all Production Expenses incurred in or arising from the operation or development of the Subject Interests, or the producing, treating, gathering, or storing, of the Subject Hydrocarbons; excepting those being contested in good faith or those not yet payable in the ordinary course of business;

          (iii) Cause machinery, equipment and facilities necessary for the production of the Production Payment Hydrocarbons to be kept in effective operating condition as would a prudent operator (without regard to the existence of the Production Payment) and cause necessary repairs, renovations or replacements thereof or thereto to be promptly made;

          (iv) Give or cause to be given to Purchaser written notice of every adverse claim or demand made by any Person (other than the Purchaser or the Oil Buyer) affecting the Subject Interests or the Subject Hydrocarbons which could have a material adverse effect on the Production Payment or any portion thereof or on Seller, and of any suit or other legal proceeding instituted with respect thereto, and cause necessary steps to be taken with reasonable diligence to protect and defend the Subject Interests and the Subject Hydrocarbons against any such adverse claim or demand which could have a material adverse effect on the Production Payment, or any portion thereof, or Seller, including (but not limited to) the employment of counsel for the prosecution or defense of litigation;

          (v) Cause the Subject Interests to be kept free and clear of liens, other than Permitted Liens;

    (s) Access to Subject Interests. Seller will permit the duly authorized representatives of Purchaser at reasonable times and upon reasonable notice, but at Purchaser's sole risk and expense, to make such inspection of the Subject Interests and the machinery, equipment and facilities used in the operation thereof as such representatives shall deem proper. Seller may have one or more representatives accompany Purchaser's representatives during such inspection.

    (t) Certain Notices. During the term hereof, Seller will not change his name, identity, principal place of business or the office where Seller keeps his books and records concerning the Production Payment, the Production Sale Contracts and the contract rights and accounts now existing or hereafter arising in connection therewith without notifying Purchaser of any such change at least 30 days prior to the effective date of such change.

    (u) Further Assurances and Warranty. Seller and Purchaser will execute and deliver all such other and additional instruments, notices, releases and other documents and will do all such other acts and things as may be necessary or appropriate more fully to assign to each other party or its successors or assigns all of the respective rights and interests herein and hereby granted or intended so to be. Seller will warrant and forever defend the Production Payment unto Purchaser, its successors and assigns, against every person whomsoever now or at any time hereafter lawfully claiming the same or any part thereof.

    (v)   Measurement and Quality.

          (i) Measurement of the volume of Production Payment Hydrocarbons delivered under the Conveyance shall be made at the existing metering points at the Delivery Points or Alternate Delivery Points, determined in accordance with the Crude Oil Purchase Agreement referenced in
    Section 2 above.

          (ii) All Production Payment Hydrocarbons delivered to Purchaser, or to Purchaser's credit, shall satisfy the Quality Standards. All costs and expenses of treating the Hydrocarbons to satisfy the Quality Standards shall be borne and paid by Seller, provided however, that Seller's only liability for delivery of any Hydrocarbons which do not meet the Quality Standards shall be for the Quality Adjustment Amount within the Make-Up Volume Balance, and Seller shall not be personally liable to Purchaser for any such amounts.

    (w) Abandonment of Wellbores or Conduct of Certain Operations. So long as the Production Payment remains in force, Seller shall not, without first obtaining the written consent of Purchaser which consent shall not be unreasonably withheld, (1) abandon any wellbore on the Subject Interests which is capable of producing in paying quantities heretofore or hereafter completed for production of Hydrocarbons on any of the lands described in Exhibit A to the Conveyance; or (2) conduct any work or operation related to any zone, horizon, formation or interval included in the Subject Interests.

    For all purposes of this Agreement and of the Conveyance (1) a well shall be deemed to be capable of producing Hydrocarbons "in paying quantities" unless and until there arises a condition, which reasonably appears to be permanent, such that the aggregate value of the Subject Hydrocarbons which are being produced or will be produced from such well (without considering the effect of the Production Payment) no longer exceeds or will not exceed the costs and expenses directly related to the operation and maintenance of such well (excluding indirect office and management overhead and similar charges exceeding $500 per month).

    (x) Mortgage or Transfer or Resignation as Operator of any Subject Interest. So long as the Production Payment remains in force, Seller shall not, without first obtaining the written consent of Purchaser which consent shall not be unreasonably withheld (1) sell, assign, lease, mortgage, hypothecate, pledge, or otherwise transfer Seller's interest in any of the Subject Interests, either in whole or in part, and any purported sale, assignment, lease, mortgage or hypothecation or other transfer in contravention hereof shall be null and void; or (2) resign as operator of any of the Subject Interests operated by Seller unless the successor operator has been approved in writing by Purchaser or, following the occurrence of an Event of Default, Purchaser shall have requested in writing such resignation.

    (y)   Covenants of Purchaser.  Purchaser agrees that:

          (i) Purchaser shall not include any expense in excess of $1,000 within the Expense Amounts in the Make-Up Volume Balance except under the following conditions:

          A. Purchaser may incur or pay any reasonable expense and include such expenses within the Expense Amount whenever:

                (I) Such expenses are incurred as a part of, or as a consequence of, Purchaser's authorized exercise of remedies after an Event of Default pursuant to Section 15 hereof provided that such expenses are reasonably incurred under the circumstances,

                (II) Purchaser's failure to pay or incur such expenses might reasonably be expected to result in civil fines or penalties in excess of $1,000 or

                (III) Purchaser's failure to pay or incur such expenses might reasonably be expected to result in criminal liability of Purchaser or any other Indemnified Party or to criminal fines or penalties.

          B. At least 30 days prior to incurrence by Purchaser of any expense in excess of $1,000 to be included within the Expense Amounts other than an expense pursuant to the foregoing clause
          (A), Purchaser shall notify Seller in writing of its intention to incur such expense, setting forth in reasonable detail the expenses so intended to be incurred and the date on or after which Purchaser may incur such expenses. If Seller contests the inclusion of any such expenses within the Expense Amount, within such 30 day period, Seller must provide Purchaser with notice of its opposition and reasonable evidence of the payment by Seller of such expenses or any other reasonable basis to support Seller's opposition to inclusion of such amounts within the Expense Amount.

          (ii) Purchaser shall not include any taxes, penalties or interest thereon to be within the Tax Amount in the Make-Up Volume Balance except under the following conditions:

          A. Seller is obligated to pay such taxes, penalties or interest but has failed to make timely and proper payment of such taxes, and

          B. At least 30 days prior to the payment thereof, Purchaser shall notify Seller in writing of its intention to pay such taxes, setting forth in reasonable detail the taxes so intended to be paid and the date on or after which Purchaser may pay such taxes. If Seller contests the inclusion of any such taxes within the Tax Amount, then within such 30 day period, and to prevent the payment thereof by Purchaser, Seller must provide Purchaser with notice of its opposition and reasonable evidence of either:

                (I) the payment by Seller of such taxes, penalties or interest; or

                (II) Sellers' active contest of the validity, applicability or amount of such tax, penalties or interest in good faith by appropriate proceedings diligently pursued so that ten
                (10) days have not elapsed following the completion or the abandonment of the contest of same; or

                (III) Any other reasonable basis to justify Seller's opposition to payment of such Taxes by Purchaser and the inclusion of such amounts within the Tax Amount.

          (iii) Purchaser shall have no obligation to pay any expenses or taxes, even if it gives Seller the notice provided in this Section.

          (iv) Purchaser will provide Seller promptly after its receipt of the Monthly Hydrocarbon Report prepared by Seller a report substantially in the form of Annex VIII attached hereto (the "Purchaser's Monthly Report"); provided, however, Purchaser shall have no liability for its failure to timely deliver Purchaser's Monthly Report and any failure to deliver Purchaser's Monthly Report shall not in any way relieve Seller of its obligation to deliver Production Payment Hydrocarbons pursuant to the Production Payment Documents.

          (v) Within 30 days after incurring any costs, expenses or taxes to be included within the Make-Up Volume Balance, Purchaser shall notify Seller of the nature and amount of such cost, expense or taxes and the basis for Purchaser's incurring the same.

    Section 6 Closing Date and Place. The Closing shall take place at such time and place as shall be mutually agreed upon.

    Section 7 Transactions on and After the Closing Date. On the Closing Date, Seller shall execute and deliver the Conveyance to Purchaser, substantially in the form annexed hereto as Annex I, in such number of counterparts as Purchaser may request together with the other instruments and documents required pursuant to Section 12. Concurrently with such delivery, Purchaser shall make payment of the Purchase Price in immediately available funds by wire transfer as set forth on Annex IV hereto, which payments shall be deemed to constitute payment to Seller of the Purchase Price.

    Section 8 Audit. Purchaser and its agents, or consultants shall have the right from time to time during the term of the Conveyance and for 24 calendar months thereafter, at Purchaser's or Oil Buyer's expense, to examine and to audit at any reasonable time the books, records and charts of Seller with respect to the Subject Interests, including, without limitation, all information with respect to volumes of Hydrocarbons produced from the leases, the calculation of Lease Use Hydrocarbons and Non-Consent Hydrocarbons, and the payment by Seller of all costs and expenses incurred in connection with the Subject Interests. This right to audit shall be a free and unrestricted right, and shall survive the termination of the Conveyance; provided that Seller shall not be required to maintain books, records or charts for a period of more than 24 calendar months following the calendar year in which the Production Payment is discharged. If, as a result of any such audit, it is determined that any amount is due Purchaser as a result of the failure of Seller to properly deliver all Production Payment Hydrocarbons, or the proceeds thereof, to Purchaser in accordance with the terms of the Conveyance and this Agreement, Seller shall either (i) pay Purchaser the value of the Production Payment Hydrocarbons or (ii) deliver to Purchaser the Production Payment Hydrocarbons, which Seller failed to deliver, or the proceeds which Seller failed to remit, together with interest at the Specified Rate from the date that such amount should have been delivered or paid in accordance with the terms of the Conveyance and this Agreement to the date of payment. Upon request, Seller shall also make available to Purchaser for audit purposes any relevant records of Seller's transporter(s) to which Seller has access. A formal audit of accounts shall not be made more often than once each calendar year, and Seller shall have the right to require that a single audit be conducted on behalf of all parties entitled to an audit in any given year.
Any inaccuracy will be promptly corrected when discovered; provided, however, that Purchaser shall not have any right to question or contest any charge or credit if the matter is not called to the attention of Seller in writing within 24 calendar months after the end of the calendar year in which the Production Payment is discharged. Notwithstanding the foregoing, the Purchaser and its agents or consultants shall not have the right hereunder to examine or audit the books, records or charts of the Seller which relate to matters other than the Subject Interests and the Production Payment or to examine privileged attorney-client communications or attorney work product.

    Section 9 Obligations Absolute. Seller shall employ and have supervision over the personnel required by Seller to perform his services and responsibilities hereunder and Seller shall pay all expenses in connection therewith. The obligations of Seller and Purchaser hereunder shall be absolute and unconditional, it being understood that the obligations of Seller shall be absolute and unconditional under any and all circumstances, subject to events of Force Majeure. Without in any way limiting the foregoing, but subject to Section 26 hereof, Purchaser may, from time to time, without notice to Seller, assign or transfer the benefits of this Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, each and every immediate and successive assignee or transferee shall, to the extent of the interest of such assignee or transferee in such liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Purchaser.

    Section 10 Conditions to Obligations of Parties. The obligations of each party under this Agreement are subject to the satisfaction (or waiver by both parties) on or prior to the Closing Date of the following conditions:

    (a) There shall not have been any legislation enacted or voted by either House of the Congress of the United States of America nor any regulation promulgated by the Secretary of the Treasury or the Internal Revenue Service after the date of this Agreement and prior to the Closing Date which in the judgment of tax counsel for such party would materially adversely affect the income tax consequences to such party of the transactions contemplated by this Agreement.

    (b) All necessary permissions, approvals and consents of third parties or governmental agencies, if any, with respect to the sale and transfer of the Production Payment shall have been delivered to the parties hereto.

    Section 11 Conditions to Obligations of Seller. The obligations of Seller under this Agreement are subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of the following additional covenants:

    (a) Purchaser shall have performed all agreements and covenants required by this Agreement and the other Production Payment Documents to be performed by it, and all representations and warranties herein made by Purchaser shall be true in all material respects as of the Closing Date, and Seller shall have received a certificate to that effect signed by Purchaser.

    (b) Purchaser shall have executed and delivered this Agreement, the Conveyance in substantially the form set forth in Annex I hereto, and all other Production Payment Documents, all in form and substance satisfactory to Seller in its sole discretion.

    Section 12 Conditions to Obligations of Purchaser. Obligations of Purchaser under this Agreement are subject to the satisfaction (or waiver by Purchaser) on or prior to the Closing Date of the following additional conditions:

    (a) All legal matters in connection with this Agreement and the transaction contemplated hereby shall be acceptable to Purchaser in its sole discretion.

    (b) Purchaser shall have received from Seller a certificate, dated the date of Closing Date, of its Secretary as to (i) resolutions of its board of directors then in full force and effect authorizing the execution, delivery and performance of this Purchase Agreement and each other Production Payment Document; (ii) copies of the articles of incorporation of Seller, together with all amendments thereto; (iii) copies of the by-laws of Seller, together with all amendments thereto; (iv) the incumbency and signatories of those of its officers authorized to act with respect to this Purchase Agreement and each other Production Payment Document executed by it, upon which certificate Purchaser may conclusively rely until it shall have received a further certificate of the Secretary of Seller canceling or amending such prior certificate; and (v) copies of certificates of good standing and existence of the Seller in its jurisdiction of incorporation and North Dakota.

    (c) Seller shall have obtained all necessary consents, approvals and permits, if any, from all federal and state regulatory agencies, governmental authorities and from any other Persons, in form and substance satisfactory to Purchaser in its sole discretion, Purchaser shall have received copies of all such consents, approvals and permits, and such consents, approvals and permits shall be in full force and effect on the Closing Date, and Purchaser shall have received a certificate to that effect signed by Seller as to matters within Seller's knowledge after due investigation;

    (d) Seller shall have performed all agreements and covenants required by this Agreement and by the other Production Payment Documents to be performed by Seller, and all representations and warranties herein and in the other Production Payment Documents made by Seller shall be true and correct as of the Closing Date, and Purchaser shall have received a certificate to that effect signed by Seller as to Seller's knowledge after due investigation.

    (e) Seller shall have executed and delivered this Agreement, the Conveyance in substantially the form set forth in Annex I hereto, and all other Production Payment Documents, all in form and substance acceptable to Purchaser in its sole discretion.

    (f) Purchaser shall have received financial statements, including, without limitation, a statement of cash flow of Seller, a statement of accounts payable of Seller, and a detailed monthly statement (for prior three
(3) month period) of operating expenses and overhead expenses, banking and trade references and credit and other due diligence relating to Seller and the Subject Interests, in form, substance, scope and methodology satisfactory to Purchaser, in its sole discretion.

    (g) All legal matters in connection with this Agreement and the consummation of the transaction contemplated hereby shall be approved by counsel for Purchaser, and there shall have been furnished to such counsel by Seller such agreements, opinions of counsel, title or other records and information as they may reasonably have requested for that purpose.

    (h) Purchaser shall have received approval of the transaction contemplated in this Purchase Agreement and the other Production Payment Documents from Purchaser's senior management located in Wichita, Kansas.

    (i) Purchaser shall have received, at Seller's expense, favorable opinions of counsel satisfactory to Purchaser and licensed to practice in the State in which the Subject Interests are located, in form and substance satisfactory to Purchaser in its sole discretion regarding Seller's title to those of the Subject Interests listed on Annex II hereto and located in such State.

    (j) Purchaser shall have received reserve data and completed an environmental review satisfactory to Purchaser, in its sole discretion, and, since the date of such review, there has been no material change in respect thereof.

    (k) No suit, action or other proceeding shall be pending to restrain, enjoin or otherwise prevent the consummation of this Agreement or the transactions contemplated in connection herewith or which may have any material effect on the Subject Interests, and Purchaser shall have received a certificate to that effect from Seller.

    (l) Purchaser shall have received evidence, in form, substance, scope and methodology satisfactory to Purchaser, in its sole discretion, that no provision of the Production Payment Documents violates any term or provision of that certain Credit Agreement, dated September 1, 1995, between Seller and Norwest Bank Montana National Association.

    (m) Seller and Purchaser shall have made satisfactory arrangements for Purchaser to receive a $3,646 structuring fee out of the funds to be distributed at Closing.

    (n) No Default or Event of Default shall have occurred and be continuing on the Closing Date either before or after giving effect to this Agreement, the Conveyance or any other Production Payment Documents.

    (o) Purchaser shall have received a copy of the 1996 Income Tax Return of Seller, certified by Seller.

    (p) Purchaser shall have received an insurance certificate summarizing the insurance coverage of Seller, in form, substance, scope and methodology satisfactory to Purchaser in its sole discretion.

    Section 13 Recording. Concurrently with the Closing, Purchaser will, at Seller's expense, record and/or file, or cause to be recorded and/or filed, in the appropriate recording and/or filing offices in each county and State in which any Subject Interest is located, an executed counterpart of (i) the Conveyance and (ii) the Memorandum of Agreement relating to Purchase of Crude Oil. This Agreement shall not be recorded.

    Section 14 Amendments to Financings, etc Seller acknowledges, agrees and consents that, at any time and from time to time: (a) any financing arrangements of Purchaser may be incurred, amended, modified or supplemented or replaced at any time in any respect whatsoever for any purpose whatsoever;
(b) Purchaser may sell, assign, transfer and otherwise deal in or with the Subject Interests or its interest therein, as the same may at any time be amended or modified, all without affecting this Agreement or the obligations of Seller hereunder, but subject to the requirements of Section 26; provided, however, that nothing in this Section shall expand the rights, obligations or liabilities of either Seller or Purchaser under, or in any manner alter the terms of, this Purchase Agreement, the Conveyance or any other Production Payment Document.

    Section 15  Remedies of Purchaser.

    (a)    (i)    If an Event of Default shall have occurred as a result of (1)
    a breach of warranty or representation as described under section A of the definition of Event of Default, or (2) a material breach of a covenant as described under section B of the definition of Event of Default (other than in respect of payment), Purchaser shall, after obtaining actual knowledge of such Event of Default, provide Seller with written notice specifying in reasonable detail the Event of Default which has occurred and stating that it intends to exercise remedies provided in this Section. Seller shall have 30 days either (i) after receipt of such notice to cure such default or (ii) after Seller should have notified Purchaser of such Event of Default pursuant to Sections 5(a)(iv) and 5(f)(viii) hereof, to provide Purchaser with notice and reasonable documentation that it has cured such Event of Default. If Seller does not provide such proper notice and evidence, then Purchaser may exercise the remedies set forth in paragraph B below of this Section;


           (ii)   If an Event of Default shall have occurred as a result of
    (1) a bankrupt or insolvent condition of Seller, as described under section E of the definition of Event of Default, (2) the continued existence of a Make-Up Volume balance above $100,000 as described under section F of the definition of Event of Default, (3) a reduction of production as described under section C of the definition of Event of Default, (4) a Material Negative Reservoir Event as described under section G of the definition of Event of Default, or (5) an unauthorized cessation of Seller serving as operator as described under section D of the definition of Event of Default or Section 5(v) hereof, then Purchaser may exercise the remedies set forth in paragraph B of this Section;

           (iii) If an Event of Default shall have occurred as a result of a material breach of a covenant as described under section B of the definition of Event of Default, due to the failure by Seller to pay a monetary amount owed, for which Purchaser would properly be entitled to charge the Make-Up Volume Balance under Paragraph (y) of Section 5 of this Purchase Agreement, and if Purchaser shall have paid any such amount(s), Purchaser shall notify Seller in writing of such payment(s), and if Seller does not fully reimburse Purchaser within 10 days of receipt of such notice, Purchaser shall be entitled to exercise its remedies under paragraph B of this Section.

    (b) After the occurrence of an Event of Default, and a failure to cure the same, as set forth in paragraph A of this Section, and in addition to Purchaser's right to recover damages and all other remedies available to Purchaser at law or in equity, Purchaser may (but is not obligated or required to) exercise the following remedies. Purchaser may:

           (i) perform or cause to be performed or pay at Seller's expense the act or matter the failure of which resulted in the Event of Default, in which event Purchaser may expend funds for such purpose,

           (ii) after upon written notice to Seller, exercise all rights of Seller with respect to the possession, operation and development of some or all of the Subject Interests, including, without limitation, the right to operate some or all of the Subject Interests,

           (iii) exercise the right to notify the purchasers of the Subject Hydrocarbons to make direct payment to Purchaser,


           (iv) have the use, in connection with operating the Subject Interests, of all of Seller's property, equipment, machinery and facilities located thereon or used in connection therewith as then may be useful or appropriate for the production, treating, storing, and transporting of Subject Hydrocarbons, and Seller hereby grants to Purchaser a non-exclusive easement and license to use any and all such property, equipment, machinery and facilities including, without limitation, all surface and subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other property of whatsoever kind or nature now or hereafter located on or under any of the lands described in Exhibit A to the Conveyance, including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, pumping units and engines, christmas trees, platforms, separators, compressors, tanks, gas systems, pipelines, water systems, power plants, communication systems, roads, loading racks and shipping facilities, and all other properties, rights, titles, interests and things of value, to the extent the same are transferable, including, without limitation, all operating agreements, processing agreements, farmin agreements, farmout agreements, joint venture agreements, exploration agreements, bottom hole agreements, dryhole agreements, support agreements, acreage contribution agreements, insurance policies, title opinions, title abstracts, title materials and information, files, records, data bases, information systems, logs, well cores, fluid samples, production data and reports, well testing data and reports, maps, seismic and geophysical, geological and chemical data and information, interpretative and analytical reports of any kind or nature, computer hardware and software and all documentation therefore or relating thereto (including, without limitation, all licenses relating to or covering such computer hardware, software and/or documentation), rights-of-way, easements, servitudes, surface leases, permits, licenses, subject, however, to the restrictions, exceptions, reservations, and other matters, if any, set forth in the specific descriptions of said properties and interests in such Exhibit A (including the presently existing and valid royalties, overiding royalties, payments out of production, oil and gas sales, purchase, exchange and processing contracts, and all other contracts and other instruments and matters, referred to in such Exhibit A), and

           (v) on behalf of and for the account of Seller, sell or utilize all of the Subject Hydrocarbons and apply the proceeds thereof attributable to Seller's interest therein to the costs and expenses of the operation and development of the Subject Interests and to reimburse Purchaser for any amounts so expended by Purchaser,

          (vi) request and require Seller to resign as operator of the Subject Interests and take all actions necessary to replace Seller as operator including, without limitation, replacing Seller with Purchaser or any of its Affiliates; provided that Seller shall remain obligated for all obligations, costs and expenses arising from operating the Subject Interests not reimbursed through the proceeds of production of such Subject Interests other than Production Payment Hydrocarbons.

    (c) After the occurrence of an Event of Default, and Seller's failure to cure the same, as set forth in Paragraph (a) of this Section, Seller shall:

          (i) reimburse Purchaser upon demand for all reasonable amounts expended (including the fees and out-of-pocket expenses of counsel in connection therewith) by Purchaser as a result of or in connection with its exercise of remedies under Paragraph B of this Section, to the extent that such amounts can be paid out of Seller's interest in the proceeds from sale of Subject Hydrocarbons, together with interest on such amounts at the Specified Rate, and

          (ii) In addition to and not in limitation of the foregoing, Purchaser shall have the option to accelerate or cause Seller to accelerate the Production Schedule to include some or all of the residual volumes, as necessary to repay the Scheduled Volumes and reduce the Make-Up Volume Balance to zero. Such volumes shall be applied as provided in Section 3 of the Conveyance. Purchaser's election to so accelerate and the amount of such acceleration shall be at Purchaser's sole discretion, but provided further, that if all Events of Default are cured within 60 days of their occurrence, then such acceleration shall cease to be effective, and the original schedule for delivery of Scheduled Volumes shall resume.

          (iii) Notwithstanding the foregoing provisions of this Section, Purchaser will not exercise any of its rights pursuant to this Section in respect of the Event of Default described in section G of the definition of the term Event of Default in Annex VII, if within 30 days of the occurrence of such Event of Default, Seller shall deliver to Purchaser an Independent Reserve Report meeting the requirements of
    Section 5(f)(vi) hereof and otherwise in form and substance satisfactory to Purchaser which report demonstrates that as of the date of such report (which date shall be no more than 60 days from the date of delivery thereof to Purchaser) that the Proved Developed Producing Reserves attributable to the Subject Hydrocarbons are at least 150% of the sum of (i) the aggregate remaining Scheduled Volumes plus (ii) the quotient of the then Make-up Volume Balance divided by the Index Price (assuming an Index Price equal to the Index Price on the date of such report) as of the date of such report. If such Independent Reserve Report demonstrates Proved Developed Producing Reserves attributable to the Subject Hydrocarbons, as of the date of such report, is at least (A) 175% of such sum, then Purchaser shall promptly reimburse Seller for 100% of Seller's reasonable out-of-pocket costs to obtain such Independent Reserve Report.

    (d) All rights which Purchaser shall have been entitled to exercise under the provisions of Paragraph B of this Section shall terminate upon the earlier of either (i) when the Production Payment terminates and all amounts then due and payable to Purchaser for Scheduled Volumes and the Make-Up Volume Balance (including interest, and all amounts within the Post Default balance), shall have been duly paid to Purchaser in full, or (ii) when such Event of Default of Seller shall have been remedied and all such amounts (including interest, and all amounts within the Post Default balance) shall have been duly paid in full, without prejudice, however, to the exercise of any such rights upon any subsequent Default or Event of Default.

    Section 16 No Recourse. Notwithstanding anything to the contrary contained in this Agreement, the Conveyance, or any other Production Payment Document, recourse by Purchaser, or by its successors and assigns or by any Person whose interests derive by, through or under Purchaser, against Seller for any Event of Default or other breach of any Production Payment Document shall be limited solely and exclusively to the Subject Hydrocarbons. Consistent with, but not as a limitation on, the foregoing, neither Purchaser nor any other Person shall have any rights or interests in or against any of the Subject Interests or any other assets of Seller other than the Subject Hydrocarbons and the proceeds from the sale thereof following their production. Also consistent with, but not as a limitation on, the foregoing, no incorporator, member, beneficiary, contributor, shareholder, director, officer, or employee of Purchaser, Seller or any Credit Supplier, if any, shall have any personal liability for the performance or observance of the covenants, representations and warranties of Purchaser or Seller, respectively, contained herein, and Seller or Purchaser, respectively, shall not seek any damages or personal money judgment against any incorporator, member, beneficiary, contributor, shareholder, director, officer or employee of Purchaser, Seller or any Credit Supplier, if any, for any default hereunder; all such personal liability, if any, whether at common law, in equity, by any constitution, statute, or otherwise, being released and waived as part of the consideration for the execution and delivery of this instrument.

    Section 17 Notices. Any notice or communication required or permitted hereunder ("Notice") shall be given in writing, addressed to the following addresses:

    To Seller:

        GeoResources, Inc.
        1407 West Dakota Parkway
        Suite 1-B
        Williston, ND 58801
        Attention:      J. P. Vickers
        Telephone:      (701) 572-2020
        Telecopy:       (701) 572-0277

    To Purchaser:

        Koch Producer Services, Inc.
        600 Travis, 53rd Floor
        Houston, Texas 77002
        Attention:      Mark Vivien
        Telephone:      (713) 229-5464
        Telecopy:       (713) 229-6161

All Notices shall be given by: (i) personal delivery, (ii) electronic communication, with a confirmation sent by certified mail return receipt requested, (iii) U.S. first class mail, postage prepaid, certified mail return receipt requested, or (iv) a nationally recognized overnight courier service. All Notices shall be effective and shall be deemed delivered (i) if by personal delivery or by overnight courier, on the date of delivery if delivered on or before 4:30 p.m. (Central time) on such day; otherwise, it shall be deemed to have been delivered on the next business day following delivery, (ii) if by electronic communication, on the day of receipt unless received after 4:30 p.m.(Central time), in which event it shall be deemed to have been received on the next business day following receipt of the electronic communication, and (iii) if solely by mail, on the third business day following the date of posting (as evidenced by the postal receipt for the posting). A party may change its address by Notice to the other party.


    Section 18 Expenses. Seller agrees to pay all costs and expenses of Purchaser (other than payments required to be made by Purchaser on account of any financing the proceeds of which are used to finance the purchase of the Production Payment or in connection with any assignment by Purchaser of the Production Payment, in whole or in part) in connection with, filing, recording or registration, and any refiling, re-recording or re-registrations, of any Production Payment Document, or any document executed and delivered pursuant hereto, but excluding (i) the fees and out-of-pocket expenses of internal and outside counsel for Purchaser in connection therewith or of Purchaser's employees, agents or consultants, or (ii) any and all costs of any prior environmental audits, including, but not limited to prior environmental reports and, all such reimbursable costs and expenses, to be paid in immediately available funds at the Closing, if then invoiced, and after the Closing to be paid promptly upon receipt of an invoice therefore. In addition, Seller agrees to pay, and to reimburse Purchaser for, all costs, expenses and taxes hereafter incurred by Purchaser in connection with the complete discharge of the Production Payment not paid out of Production Payment Hydrocarbons under the Conveyance, including, without limitation, expenses reasonably incurred by Purchaser for fees and out-of-pocket expenses of internal and outside counsel employed by Purchaser in connection therewith.

    Section 19 Survival. All of the representations, warranties, indemnities, covenants and agreements contained herein or in the Conveyance shall survive the Closing and the conveyance of the Production Payment pursuant to the Conveyance.

    Section 20 Successors and Assigns. This Agreement and the Conveyance shall inure to the benefit of and be binding upon Seller and its successors and assigns and Purchaser and its respective successors and assigns; but subject to the following terms and conditions. Notwithstanding anything in this Agreement or any other Production Payment Document to the contrary:

    (a) Seller may not assign or transfer any of its rights or obligations hereunder or under the other Production Payment Documents without the prior written consent of Purchaser, which consent shall not be unreasonably withheld.

    (b) Purchaser may mortgage, pledge, assign or transfer any or all of its rights or obligations, or both, hereunder or under any of the other Production Payment Documents without the necessity or requirement of any consent by Seller, but the rights of such assignees or mortgagees shall be subject to the provisions of this Agreement, including Section 26 below.

    (c) No assignment, mortgage, pledge, or other transfer of any nature whatsoever, or any financing arrangements, or any interest rate or commodity swap or hedge agreements, or any other agreement of any nature whatsoever, entered into by Purchaser with respect to the Production Payment, shall expand the rights, obligations, or liabilities of either Seller or Purchaser under, or in any manner alter the terms of, this Agreement, the Conveyance, or any other Production Payment Document. Consistent with but not as a limitation on the foregoing, no third party whose interests derive by, through, or under a party (the "Assigning Party") shall have any rights, remedies, or benefits against the other party that are greater than the rights, remedies, or benefits the Assigning Party would have in the absence of the transaction that gave rise to such third party interest that derives by, through, or under the Assigning Party.

    (d) This Agreement and the other Production Payment Documents are for the sole benefit of the parties and their successors and assigns and shall be construed accordingly so as not to confer third party beneficiary rights in any other party. Consistent with but not as a limitation on the foregoing, nothing in this Agreement or in any other Production Payment Document, express or implied, is intended to or shall confer upon any Person other than Seller, Purchaser and the Indemnified Parties any rights, remedies or other benefits under or by reason of this Agreement.

    Section 21 Interest on Unpaid Amounts. Any amount not paid when due hereunder or under the Conveyance, including, without limitation, on amounts included within the Make-Up Volume Balance, shall bear interest on such overdue amount at a rate of interest per annum equal to the lesser of (i) Prime Rate plus (A) if no Event of Default shall have occurred and is continuing two percent (2%) or (B) if an Event of Default shall have occurred and be continuing, six percent (6.0%), or (ii) the Highest Lawful Rate, whichever is such lesser rate from time to time (the "Specified Rate"). Such interest shall be included within the Interest Amount of the Make-Up Balance.

    Section 22 Maximum Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws and, anything herein or in any other Production Payment Document to the contrary notwithstanding, the obligations of Seller to Purchaser under this Agreement and the other Production Payment Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt or charging thereof would be contrary to provisions of law applicable to Purchaser limiting rates of interest which may be charged or collected by Purchaser. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the Federal and state laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable) with respect to Purchaser, then, in that event, notwithstanding anything to the contrary in this Agreement or the other Production Payment Documents, it is agreed as follows: (a) the provisions of this Section shall govern and control; (b) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Agreement and the other Production Payment Documents, or under any of the other aforesaid agreements or otherwise in connection with this Agreement by Purchaser shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate, if any, with respect to Purchaser herein called the "Highest Lawful Rate"), and any excess shall be credited to Seller by Purchaser (or, if such consideration shall have been paid in full, such excess refunded to Seller); (c) all sums paid, or agreed to be paid, to Purchaser for the use, forbearance and detention of the amounts owed under this Agreement by Seller to Purchaser hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such amounts owed under this Agreement and the other Production Payment Documents until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and (d) if at any time the interest provided pursuant to Section 21 together with any other fees payable pursuant to this Agreement and the other Production Payment Documents and deemed interest under applicable law, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees to accrue to Purchaser pursuant to this Agreement and the other Production Payment Documents shall be limited, notwithstanding anything to the contrary in this Agreement or in any other Production Payment Document to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to Purchaser pursuant to this Agreement and other Production Payment Documents below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement and the other Production Payment Documents and such fees deemed to be interest equals the amount of interest which would have accrued to Purchaser if a varying rate per annum equal to the interest provided pursuant to Section 21 had at all times been in effect, plus the amount of fees which would have been received but for the effect of this Section.

    Section 23 Miscellaneous Provisions. No delay by Purchaser in the exercise of any right or remedy under this Agreement or any other Production Payment Document shall operate as a waiver thereof, and no single or partial exercise by Purchaser of any right or remedy under this Agreement or any other Production Payment Document shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder; nor shall any modification to or waiver of any of the provisions of this Agreement or any other Production Payment Document be binding upon either Seller or Purchaser except as expressly set forth in a writing duly signed and delivered on behalf of the Person to be bound. No action by Purchaser or Seller permitted hereunder shall in any way affect or impair the rights and obligations of the other party under this Agreement except as set forth herein or in the Conveyance. Seller acknowledges that Purchaser may from time to time enter into interest rate or commodity swap or hedge agreements with respect to the Production Payment.

    Section 24 Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

    Section 25 Indemnity. In consideration of the purchase by Purchaser of the Production Payment, Seller hereby indemnifies, exonerates and holds each Indemnified Party free and harmless from and against any and all claims, demands, suits, actions, causes of action, losses, costs, judgments, liabilities (including, without limitation, fines, penalties and interest) and damages, and expenses of every kind and nature incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements incurred by any Indemnified Party in enforcing the indemnified obligations hereunder, together with interest on such amounts at the Specified Rate until paid in full (collectively, the "Indemnified Liabilities"), made against or incurred by, the Indemnified Parties or any of them as a result of, or arising out of, or relating to (a) the Production Payment, (b) any loss or claim with respect to any royalties or burdens on production, (c) the Conveyance, this Agreement or the other Production Payment Documents and the ownership or purported ownership of the Production Payment, (d) any investigation, litigation or proceeding related to the Subject Interests and including any environmental cleanup, audit, compliance or other matter relating to any Environmental Law or the protection of the environment or the Release by Seller or any of his officers, directors, employees or agents (but not by Purchaser, the Oil Buyer, or any of their officers, directors, employees or agents) of any Hazardous Material; (e) the presence on or under, or the Release from, any of the Subject Interests any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, Seller (but not if caused by Purchaser, the Crude Buyer or any of their officers, directors, employees or agents), (f) any material breach of any representation or warranty by Seller contained in this Purchase Agreement or any other Production Payment Document, including, without limitation, any representation or warranty with respect to title to any of the Subject Interests, (h) the failure of Seller to perform any of its material agreements or obligations set forth in this Agreement or in the other Production Payment Documents or the failure of any Oil delivered to satisfy the quality or the quantity specifications for such oil, and whether through an act or omission of an Indemnified Party or otherwise, and whether or not arising out of the sole, joint or concurrent negligence, fault or strict liability of any Indemnified Party, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct and except in the case of Indemnified Liabilities of the type described in the foregoing clause (d) or (e) to the extent caused by the Purchaser or any of its officers, directors, employees or agents, PROVIDED, THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT THE INDEMNIFIED PARTIES BE INDEMNIFIED IN THE CASE OF THEIR OWN ORDINARY NEGLIGENCE BUT NOT IN THE CASE OF THEIR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. This indemnity shall apply, without limitation, to any Indemnified Liability imposed upon any Indemnified Party as a result of any statute, rule, regulation or theory of strict liability. The Indemnified Parties, and their respective successors and assigns, shall have the right to defend against any such claims, employing attorneys therefore and, unless furnished with reasonable indemnity, they or any of them shall have the right to pay or compromise and adjust all such claims. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Seller hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

    Section 26 Servicer. If Purchaser should mortgage or assign any interests hereunder or under the Conveyance to more than one Person, such Persons must from time to time designate in writing one Person to act as Servicer (the "Servicer") to act as the exclusive authorized representative on behalf of Purchaser to receive notices on behalf of Purchaser hereunder or under the Conveyance, to arrange deliveries of Production Payment Hydrocarbons to Purchaser or to take such other actions or perform such elections and obligations of Purchaser under this Agreement and the Conveyance. Seller shall be entitled to deal only with the Servicer regarding such matters until notified by Purchaser of a change in the Servicer. Seller shall not be obligated to acknowledge or honor any assignment or mortgage of Purchaser's rights and interests until it has been notified in writing of such assignment, then shall Seller be required to deal with anyone other than the Servicer regarding such interests. This provision shall not affect the validity of any assignment or mortgage of which Seller is not notified, but controls the parties entitled to deal with Seller regarding such rights and interests.

    Section 27 Right of First Refusal. Purchaser shall have, and Seller hereby grants to Purchaser, a right of first refusal to match any proposed capitalization (including any loan or equity contribution) of Seller with respect to any well or other development in connection with the Subject Interests, negotiated by Seller at any time prior to November 30, 1999 by a bona-fide third party; provided that Purchaser shall give notice of its intent to exercise its right of first refusal within 30 Business Days of Purchaser's receipt of a true and correct copy of such third party's commitment, term sheet or letter of understanding with Seller. Seller covenants and acknowledges that the granting of this right of first refusal was a material condition and consideration for Purchaser entering into this Purchase Agreement and that Purchaser would not have entered into this Purchase Agreement except for the granting of this right of first refusal.

    Section 28 Choice of Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF KANSAS AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

    Section 29 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER PRODUCTION PAYMENT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF SELLER OR PURCHASER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF KANSAS OR IN THE UNITED STATES DISTRICT COURT FOR THE STATE OF KANSAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY SUBJECT INTEREST OR OTHER PROPERTY MAY BE BROUGHT IN THE COURTS OF ANY JURISDICTION WHERE SUCH SUBJECT INTEREST OR OTHER PROPERTY MAY BE FOUND. SELLER AND PURCHASER HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF KANSAS AND OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF KANSAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. SELLER AND PURCHASER EACH FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF KANSAS. SELLER AND PURCHASER EACH HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SELLER OR PURCHASER MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT SELLER OR PURCHASER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR INTERESTS, SELLER AND PURCHASER EACH HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS, BY ACCEPTING ANY ASSIGNMENT OF INTERESTS SUBJECT HERETO, THE ASSIGNEE SHALL ACCEPT THIS PROVISION.

    Section 30 Waiver of Jury Trial. SELLER AND PURCHASER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER PRODUCTION PAYMENT DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION THEREWITH. SELLER AND PURCHASER EACH ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTY HERETO ENTERING INTO THIS AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS, BY ACCEPTING ANY ASSIGNMENT OF INTERESTS SUBJECT HERETO, THE ASSIGNEE SHALL ACCEPT THIS SECTION.

    Section 31 No Oral Agreements. THIS AGREEMENT (INCLUDING THE ANNEXES AND SCHEDULES ATTACHED HERETO) AND THE OTHER PRODUCTION PAYMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

    THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereinabove first written.

                                       SELLER:


                                       GEORESOURCES, INC.


                                       By:   /s/  J. P. Vickers
                                       Name:  J. P. Vickers
                                       Title:  President



                                       PURCHASER:

                                       KOCH PRODUCER SERVICES, INC.


                                       By:  /s/  Bradley D. Burnside
                                       Name:  Bradley D. Burnside
                                       Title:  Vice President


                                   ANNEX I
                                      TO
             PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT

     [Form of Conveyance of Volumetric Production Payment to be attached]


                 CONVEYANCE OF VOLUMETRIC PRODUCTION PAYMENT

                                     from

                             GEORESOURCES, INC.,

                                      to

                         KOCH PRODUCER SERVICES, INC.

                    Dated effective as of December 3, 1997



                              TABLE OF CONTENTS

                                                                        Page

Section 1.      Conveyance                                                 1

Section 2.1     Monthly Deliveries                                         2

Section 2.2     Make-Up Volume Balance                                     3

Section 3.      Application of Production Payment Hydrocarbons             3

Section 4.      Term of the Production Payment                             3

Section 5.      Certain Conditions Applicable to the Production Payment    4

Section 6.	Abandonment of Wells or Surrender or Mortgage or
                Transfer of Subject Interests                              4

Section 7.      Pooling and Unitization                                    4

Section 8.      Definitions                                                4

Section 9.      Successors and Assigns                                     4

Section 10.     Representations and Warranties                             5

Section 11.     Unenforceable or Inapplicable Provisions                   5

Section 12      Section Captions                                           6

Section 13.     Execution in Counterparts                                  6


EXHIBITS, SCHEDULES AND ANNEXES

EXHIBIT A	-	Description of the Leases
EXHIBIT B	-	Definitions

SCHEDULE I	-	Scheduled Volumes



                 CONVEYANCE OF VOLUMETRIC PRODUCTION PAYMENT

    THIS CONVEYANCE OF VOLUMETRIC PRODUCTION PAYMENT is dated effective as of December 3, 1997 (the "Effective Date") (such agreement, as from time to time hereafter may be modified, supplemented or amended, this "Conveyance"), and is a CONVEYANCE OF VOLUMETRIC PRODUCTION PAYMENT from GEORESOURCES, INC., a Colorado corporation (herein called "Working Interest Owner"), to KOCH PRODUCER SERVICES, INC., a Delaware corporation (herein called "Production Payment Owner").

                                   RECITALS

    Working Interest Owner is presently the owner of interests in the Oil and gas leases and other interests described in Exhibit A attached hereto and intends to hereby convey to Production Payment Owner a production payment payable from the oil produced therefrom.

                       CONVEYANCE OF PRODUCTION PAYMENT

    Section 1. Conveyance. Working Interest Owner, for valuable consideration to Working Interest Owner in hand paid by Production Payment Owner, the receipt and sufficiency of which are hereby acknowledged, hereby grants, sells, conveys, assigns, delivers and sets over unto Production Payment Owner, effective as of 7:00 a.m. on the Effective Date, as a real property interest and as a PRODUCTION PAYMENT, such portion of all the Subject Hydrocarbons that shall entitle Production Payment Owner to receive in kind, free and clear of (and without deduction therefrom of) any and all royalties and other burdens on production, including, without limitation, all Operating Expenses, at the Delivery Points, during each Month severed Production Payment Hydrocarbons in a quantity equal to (A) the Scheduled Volumes for such Month, plus (B) Make-Up Volumes to be delivered during such Month such that the Make-Up Volume Balance shall be reduced to zero (but not to exceed in any Month the Maximum Make-Up Volume). The interests hereby conveyed, including, but not limited to, the real property interest described above, together with the Hydrocarbons accruing thereto and the rights, titles, interests, remedies, powers and privileges appurtenant or incident thereto, as hereinafter provided, are hereinafter called the "Production Payment".

    The Scheduled Volumes shall be those quantities of oil to be delivered during each Month, as set forth on Schedule I attached hereto, which shall total, in the aggregate, 27,375 barrels of oil. The Make-Up Volumes shall be those additional volumes of oil to be delivered during each Month (but not to exceed in any Month the Maximum Make-Up Volume), above the Scheduled Volumes for such Month, in order to reduce the Make-Up Volume Balance outstanding during such Month to zero.


    This Production Payment shall continue for a term extending from the Effective Date until November 30, 1998, and so long thereafter until the Make-Up Volume Balance shall be zero, as set forth in Section 4. The Production Payment shall be, and all Production Payment Hydrocarbons shall be delivered, free and clear of (and without deduction of) any and all royalties and other burdens on production, including, without limitation, all Production Expenses.

    TO HAVE AND TO HOLD the Production Payment unto Production Payment Owner, and Production Payment Owner's successors and assigns for the term hereof.

    This Production Payment shall extend to, burden and encumber each Subject Interest, together with all extensions and renewals of each Subject Interest, and any replacements of such interests acquired by Working Interest Owner in lands now covered by a Subject Interest during the term hereof. In the event any individual Subject Interest (or portion thereof, as applicable) should cease to be in force and effect, or otherwise expire before the time this Conveyance and the Production Payment shall terminate, and such individual Subject Interest (or portion thereof, as applicable) not be extended, renewed or replaced, the Production Payment no longer shall apply to that particular Subject Interest (or portion thereof, as applicable), but the Production Payment shall remain in full force and effect and undiminished as to all remaining Subject Interests (and the remainder portion of such Subject Interest, as applicable), and neither the Scheduled Volume nor the Make-Up Volumes shall ever be reduced or diminished by reason of the expiration of a Subject Interest (or any portion thereof, as applicable).

    Section 2.1 Monthly Deliveries. Each Month, Working Interest Owner shall deliver, and Production Payment Owner shall accept and receive, at the Delivery Points the Production Payment Hydrocarbons, being those volumes of oil constituting (A) the Scheduled Volumes for such Month (as set forth on Schedule 1 attached hereto) and (B) the Make-Up Volumes (if any) owed during such Month, provided, however, that during any Month Working Interest Owner shall not be required to deliver either (i) volumes of Production Payment Hydrocarbons in excess of the total volume of Subject Hydrocarbons produced during such month, less those volumes necessary to pay state severance taxes, royalties and overriding royalties for such Month or (ii) Make-Up Volumes in an amount that would cause the total Production Payment Hydrocarbons delivered during any month to exceed seventy-five percent (75%) of the total volume of Subject Hydrocarbons produced during any Month but provided further, that Production Payment Owner may require Working Interest Owner to deliver Production Payment Hydrocarbons in an amount up to 100% of the total volume of Subject Hydrocarbons produced during any Month less those volumes necessary to pay state severance taxes, royalties and overriding royalties for such Month if such deliveries are needed to pay Production Payment Owner any Post-Default Amount which is included within the Make-Up Volumes to be delivered during such Month. During any month, Production Payment Owner shall not be required to accept and receive, and Working Interest Owner shall not be required to deliver any volumes in excess of the volume of Production Payment Hydrocarbons owed during such Month, provided, however, that for any Month, Production Payment Owner and Working Interest Owner may mutually agree to increase the volumes of Production Payment Hydrocarbons to be delivered and received during such Month, and such increased volumes shall be applied as set forth in the Purchase Agreement.

    Section 2.2 Make-Up Volume Balance. The Make-Up Volume Balance shall be the amount of additional Production Payment Hydrocarbons, if any, owed by Working Interest Owner by reason of certain obligations, the performance of which may be enforced through this Production Payment interest, as defined in Annex VII of the Purchase Agreement.

    Section 3. Application of Production Payment Hydrocarbons. During each Month, production from wells operated under the Subject Interests shall be applied first towards satisfying obligations for any royalty interests, overriding royalty interests and state severance taxes existing on the Effective Date. The next production during such Month attributable to the Subject Interests shall be applied as Production Payment Hydrocarbons, and any remaining production during such Month shall be credited to Working Interest Owner. The Production Payment Hydrocarbons actually received by Production Payment Owner during any Month shall be deemed to have been received and applied as of the last day of such Month, as follows:

    First, to reduction of the unliquidated balance of the Make-Up Volume Balance referred to in Section 2.2.

    Second, to the Scheduled Volumes, for such Month; and

    Third, as provided in the Purchase Agreement, if the parties mutually agree to the delivery and receipt of additional volumes of Production Payment Hydrocarbons.

    No application of Subject Hydrocarbons to the Production Payment shall be deemed to have been made except from severed Production Payment Hydrocarbons actually received in kind by or on behalf of Production Payment Owner.

    Section 4. Term of the Production Payment. Upon the receipt by the Production Payment Owner of the sum of the Scheduled Volumes plus such additional volumes of Production Payment Hydrocarbons or other payments such that the Make-Up Volume Balance shall be reduced to zero, the Production Payment shall be fully discharged. Upon discharge of the Production Payment as above provided, all rights, titles, interests, powers, remedies and privileges herein conveyed shall terminate and revert to Working Interest Owner, its successors and assigns, and, upon request by Working Interest Owner, Production Payment Owner shall execute and deliver at the cost and expense of Working Interest Owner such instrument or instruments as may be reasonably necessary to evidence the discharge and termination of the Production Payment.

    Section 5. Certain Conditions Applicable to the Production Payment. The Production Payment shall be subject to the following provisions:

    The Production Payment conveyed pursuant hereto is a non-expense-bearing interest in the Subject Interests, free of all cost, risk and expense of production, operation and delivery (to the Delivery Points or Alternate Delivery Points) and is a non-operating interest. Production Payment Owner and its successors and assigns shall not be liable or responsible in any way for payment of any costs, expenses or liabilities in respect of the Subject Interests or any portion thereof or incurred in connection with the production or delivery of Production Payment Hydrocarbons or in developing, exploring, drilling, equipping, testing, operating, producing, maintaining or abandoning the Subject Interests or any well or facility thereon or in storing, handling, treating or transporting to any Delivery Point or Alternate Delivery Point production therefrom and is released from all such costs, expenses and liabilities as a part of the consideration for the purchase by the Production Payment Owner of the Production Payment. If Production Payment Owner shall pay any such costs, expenses or liabilities notwithstanding the foregoing, the Production Payment Owner shall have no obligation or liability for any other such costs, expenses or liabilities, and the Working Interest Owner hereby indemnifies Production Payment Owner and each other Indemnified Party from and against all such costs, expenses and liabilities.

    Section 6. Abandonment of Wells or Surrender or Mortgage or Transfer of Subject Interests. So long as the Production Payment remains in force, Working Interest Owner shall not, without first obtaining the written consent of Production Payment Owner, as provided in the Purchase Agreement, abandon, voluntarily surrender or release any well on the Subject Interests or any part thereof on the date hereof which is producing or capable of producing in paying quantities.

    Section 7. Pooling and Unitization. Working Interest Owner may not enter into pooling or unitization agreements affecting the Subject Interests or any part thereof without the prior written consent of Production Payment Owner.

    Section 8. Definitions. In addition to the defined terms set forth on Exhibit B hereto, for all purposes of this Conveyance, terms defined in Annex VII to the Purchase Agreement for Volumetric Production Payment between the Working Interest Owner and the Production Payment Owner dated as of December 3, 1997, (the "Purchase Agreement") shall be used herein with the same meaning. This Conveyance shall be subject to the relevant provisions of the Purchase Agreement.

    Section 9. Successors and Assigns. All the covenants and agreements of Working Interest Owner herein or in the Purchase Agreement shall be covenants running with the land and the Subject Interests and shall be binding upon Working Interest Owner and its heirs, beneficiaries, legal representatives, successors and assigns and shall inure to the benefit of Production Payment Owner and its heirs, beneficiaries, legal representatives, successors and assigns; provided, however, that (i) this provision shall not be deemed to permit any assignment or other transfer of the interest of Working Interest Owner in any of the Subject Interests that is not permitted by the provisions of this instrument or the Purchase Agreement and (ii) any assignee or transferee of any of Working Interest Owner's rights hereunder or thereunder shall be subject to the terms of the Purchase Agreement and this Conveyance. All the covenants and agreements of Production Payment Owner herein or in the Purchase Agreement shall be binding upon Production Payment Owner and its heirs, beneficiaries, legal representatives, successors and assigns and shall inure to the benefit of Working Interest Owner and its heirs, beneficiaries, legal representatives, successors and assigns, and any assignee or transferee of any of Production Payment Owner's rights hereunder or thereunder shall be subject to the terms of the Purchase Agreement and this Conveyance.
Consistent with, but not as a limitation on, the foregoing, subject to the terms, conditions, and requirements of the Purchase Agreement, including, without limitation, those set forth in Sections 16 and 20 of the Purchase Agreement, Production Payment Owner, or Production Payment Owner's successors and assigns, shall have the right and power to sell, convey, assign or mortgage the Production Payment in whole or in part. If Production Payment Owner, or Production Payment Owner's successors and assigns, at any time shall execute a mortgage or deed of trust covering all or any part of the Production Payment as security for any obligation, the mortgagee, the pledgee or the trustee therein named or the holder of the obligation secured thereby shall be entitled, to the extent such mortgage or deed of trust so provides, to exercise all of the rights, remedies, powers and privileges herein conferred upon Production Payment Owner, and to give or withhold all consents herein required or permitted to be obtained from Production Payment Owner, provided however that, notwithstanding the foregoing, in the event of a mortgage or partial assignment of the Production Payment, Production Payment Owner and all assignees and mortgagees shall designate in writing from time to time to Working Interest Owner, one party who shall be authorized to act as the exclusive representative of all owners and mortgagees of this Production Payment concerning dealings with Working Interest Owner in matters involving this Conveyance or the Purchase Agreement.

    Section 10. Representations and Warranties. Working Interest Owner warrants title to the Production Payment. This Conveyance is made with full substitution and subrogation of Production Payment Owner, its successors and assigns, in and to all covenants and warranties by others heretofore given or made in respect of any of the Subject Interests or any part thereof.

    Section 11. Unenforceable or Inapplicable Provisions. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be construed to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

    Section 12. Section Captions. Section captions used in this Conveyance are for convenience of reference only and shall not affect the construction of this Conveyance.

    Section 13. Execution in Counterparts. This Conveyance may be executed in several counterparts each of which shall be deemed to be an original and all of which are identical. All of such counterparts together shall constitute but one and the same Conveyance. All of said documents are integral parts of one consolidated transaction and are to be construed as a single transaction.

    IN WITNESS WHEREOF, this Conveyance has been executed, or caused to be executed on his behalf, by Working Interest Owner as of the day and year first above written, but effective as of the Effective Date.


                                       WORKING INTEREST OWNER:

                                       GEORESOURCES, INC.


                                       By:   /s/  J. P. Vickers
                                       Name:  J.P. Vickers
                                       Title:  President


The name and address of Working Interest
Owners is:

GeoResources, Inc.
1407 West Dakota Parkway, Suite 1-B
Williston, ND 58801

The name and address of Production Payment
Owner are:

KOCH PRODUCER SERVICES, INC.
600 Travis, 53rd Floor
Houston, Texas 77002
Attention: Mark Vivien


                                ACKNOWLEDGMENTS


STATE OF  North Dakota  )
                        )  SS.
COUNTY OF Williams      )


    BE IT REMEMBERED that I, Cathy Callahan, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this 3rd day of December, 1997, there
appeared before me     J. P. Vickers    , the     President     of
GeoResources, Inc., a Colorado corporation, whose address is 1407 West Dakota Parkway, Suite 1-B, Williston, ND 58801.

TEXAS		This instrument was acknowledged before me on this day by
                each such person as the designated officer of the corporation set opposite his name (or a Trustee, as the case may be) on behalf of said corporation set opposite his name (or of himself as Trustee, as the case may be).

NORTH DAKOTA	Before me personally appeared each such person, each of whom is known to me to be the officer of the corporation or association described in and that executed this instrument, and acknowledged to me that such corporation or association executed the same.


    Witness my hand and official seal.

                                       /s/  Cathy L. Callahan
                                       Notary Public

                                       Residing at Williston, ND

My commission expires:
June 22,1999


                                   EXHIBIT A
                                      to
                 Conveyance of Volumetric Production Payment

    This Exhibit A sets forth the description of the "Leases" and other interests which are defined as "Subject Interests" in the Conveyance of Volumetric Production Payment to which this Exhibit A is attached, subject to the limitations contained herein.

                            Property Descriptions:

    Leases. Each field contains descriptions of the oil, gas and mineral leases, oil and gas leases and other interests which are the "Leases" covered hereby covering lands located within the State of North Dakota in each case such properties lying within the State identified. The following descriptive information may also be included for a particular Lease.

    County. A designation of the county in which the respective Subject Interests lie.

    Description of Property. This sets forth a description of some or all of the properties covered by the Oil and gas leases designated.

    The Subject Interests are not limited nor shall they be confined to any unit, unitized interval, aerial extent of a unit, well bore or other similar limitation, notwithstanding the inclusion of well names, unit names, land descriptions or other matters, all of which are included for identification only. Rather, all of the interests of Working Interest Owner in the various Leases listed on the following pages shall be included within the meaning of the term Subject Interests.

    Leasehold and Net Revenue Interests. Immediately following the listing of Leases for each field is a listing of Properties, well names associated therewith and, as indicated, "Leasehold and Net Revenue Interests" for each such well. With respect to each of the said wells, the leasehold interest is the share of costs borne with respect thereto and the net revenue interests shall mean, with respect to the relevant well or the relevant unit on which the well is located, that interest in the Oil and Gas production which is produced, saved and sold from such well or unit after deducting all burdens against the production therefrom (other than the burden or burdens created by this instrument and other instruments of even date herewith among the same parties as those who have executed this instrument).

    Matters Contested in Good Faith. Following the description of Permitted Liens in this Exhibit A is a listing of all liens and encumbrances pertaining to the Subject Interests which the Working Interest Owner is contesting in good faith.

                                  EXHIBIT "A"

                 STATE OF NORTH DAKOTA    COUNTY OF BOTTINEAU

Lease Schedule

LESSOR          State Land Department, State of North Dakota
LESSEE          Leonard F. Ward and Almer Swanson
DATE            5/29/49
DESCRIPTION	Township 162 North, Range 82 West
                Section 25: NE1/4 and other lands not
                            subject to this agreement
ACRES           160
BOOK            Z
PAGE            475



LESSOR          William M. Steinhaus (aka W. M. Steinhaus)
                and Louise Steinhaus, husband and wife
LESSEE          Placid Oil Company
DATE            8/23/73
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            176
PAGE            219



LESSOR          Evelyn L. Lorius (fka Evelyn L. Nielsen)
                and Fred A. Lorius, wife and husband
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            21



LESSOR          R. O. Gothenquist and
                Ruth M. Gothenquist, husband and wife
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            41



LESSOR          Howard Spoklie
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            294



LESSOR          Walter Satrom and
                Ruby L. Satrom, husband and wife
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            296



LESSOR          Melvin Ballantyne and
                Russell Ballantyne
LESSEE          GeoResources, Inc.
DATE            9/23/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            207
PAGE            404



LESSOR          Phillips Petroleum Company
LESSEE          GeoResources, Inc.
DATE            4/20/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            212
PAGE            25



LESSOR          Great American Royalties, Inc.
LESSEE          GeoResources, Inc.
DATE            9/23/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            254
PAGE            546



Well Schedule (Wells in the pooled area described as the NE1/4 Sec. 25, T162N R82W and the NW1/4 Sec. 30, T162N R81W containing 317.31 acres)

        Well Name              Working Interest             Net Revenue
                                  Percentage            Interest Percentage
Ballantyne-State #1                100.0                     81.40854
Ballantyne-State #3                100.0                     81.40854
William Steinhaus #1 SWD           100.0                        N/A
William Steinhaus #2               100.0                     81.40854
Ballantyne-State/Steinhaus #H1     100.0                     81.40854



                                   EXHIBIT B
                                      to
                 Conveyance of Volumetric Production Payment


    This Exhibit B sets forth the definition of certain terms used in the Conveyance.

                                Defined Terms:

    Capitalized terms used in this Preamble and not otherwise defined herein shall the means ascribed to them in Annex VII to the Purchase Agreement. Certain specific terms are defined as set forth below:

        "Hydrocarbons" shall mean collectively, crude oil, condensate and other liquid hydrocarbons, but not natural gas or liquid products extracted from gas by means other than conventional field separation.

        "Lease Use Hydrocarbons" means any Hydrocarbons which are unavoidably lost in the production thereof or used by Working Interest Owner or the operator of the Subject Interests in conformity with good field practices in drilling or producing operations (including gas injection, secondary recovery, pressure maintenance, repressuring or cycling operations) conducted for the purpose of producing Hydrocarbons from the Subject Interests, but only for so long as and to the extent such Hydrocarbons are so used.

        "Production Payment Hydrocarbons" shall mean the Hydrocarbons conveyed to Production Payment Owner pursuant to this Conveyance and shall include Scheduled Volumes and Make-Up Volumes as the same may be adjusted from time to time as set forth in Sections 1 and 2 hereof and in the Purchase Agreement, which shall accrue or be attributable to the Production Payment; provided, however, that Production Payment Hydrocarbons shall not include (I) Non-Consent Hydrocarbons where the Working Interest Owner is the non-consenting party or (ii) Lease Use Hydrocarbons.

        "Subject Hydrocarbons" shall mean all Hydrocarbons in and under, and which may be produced and saved from, and which shall accrue or be attributable to the Subject Interests and which are produced after the Effective Date (other than Lease Use Hydrocarbons and Non-Consent Hydrocarbons where Working Interest Owner is the non-consenting party).

        "Subject Interests" shall mean Working Interest Owner's right, title and interest in the Oil and gas leases and the leasehold working interests, described in Exhibit A, together with all Hydrocarbons severed during the term of this Production Payment which are attributable to such leases and interests; together with Working Interest Owner's right, title and interest, if any, in, to and under, or derived from, all of the valid Subject Hydrocarbons unitization and pooling agreements which are described in such Exhibit A or which relate to any of the properties and interests described in such Exhibit A. The term "Subject Interest," when used with reference to any particular Subject Interest, shall mean and include Working Interest Owner's right, title and interest in (i) such Subject Interest as the same may be enlarged or diminished by the provisions of any contract or other instrument described in Exhibit A, or by the removal of any charges or encumbrances to which such Subject Interest is subject, (ii) any and all renewals, replacements and extensions of such Subject Interest, or other interests in the Hydrocarbons in, under and that may be produced from lands comprising a portion of the Subject Interests acquired by Working Interest Owner during the term hereof, (iii) all contracts supplemental to or amendatory of or in substitution for the contracts described above insofar as the same relate to such Subject Interest, and (iv) all rights, titles and interests accruing or attributable to such Subject Interest by virtue of its being included in any unit.


                                  SCHEDULE I
                                      to
                 Conveyance of Volumetric Production Payment


    Month        Scheduled Oil Volumes (bbls)       Delivery Point

    Dec-97                 2,325                Delivery point is at the
    Jan-98                 2,325                Central tank battery for the
    Feb-98                 2,100                following wells unless
    Mar-98                 2,325                mutually agreed to by Koch Oil
    Apr-98                 2,250                Company and GeoResources, Inc.
    May-98                 2,325
    Jun-98                 2,250                    Well Names
    Jul-98                 2,325
    Aug-98                 2,325                Ballantyne-State #1
    Sep-98                 2,250                Ballantyne-State #3
    Oct-98                 2,325                William Steinhaus #2
    Nov-98                 2,250                Ballantyne-State/Steinhaus #H1
    Totals                27,375



                                   ANNEX II
                                      TO
             PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT

                 List of Subject Interests For Title Opinions

                 STATE OF NORTH DAKOTA    COUNTY OF BOTTINEAU

Lease Schedule

LESSOR          State Land Department, State of North Dakota
LESSEE          Leonard F. Ward and Almer Swanson
DATE            5/29/49
DESCRIPTION	Township 162 North, Range 82 West
                Section 25: NE1/4 and other lands not
                            subject to this agreement
ACRES           160
BOOK            Z
PAGE            475



LESSOR          William M. Steinhaus (aka W. M. Steinhaus)
                and Louise Steinhaus, husband and wife
LESSEE          Placid Oil Company
DATE            8/23/73
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            176
PAGE            219



LESSOR          Evelyn L. Lorius (fka Evelyn L. Nielsen)
                and Fred A. Lorius, wife and husband
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            21



LESSOR          R. O. Gothenquist and
                Ruth M. Gothenquist, husband and wife
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            41



LESSOR          Howard Spoklie
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            294



LESSOR          Walter Satrom and
                Ruby L. Satrom, husband and wife
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            296



LESSOR          Melvin Ballantyne and
                Russell Ballantyne
LESSEE          GeoResources, Inc.
DATE            9/23/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            207
PAGE            404



LESSOR          Phillips Petroleum Company
LESSEE          GeoResources, Inc.
DATE            4/20/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            212
PAGE            25



LESSOR          Great American Royalties, Inc.
LESSEE          GeoResources, Inc.
DATE            9/23/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            254
PAGE            546



Well Schedule (Wells in the pooled area described as the NE1/4 Sec. 25, T162N R82W and the NW1/4 Sec. 30, T162N R81W containing 317.31 acres)

        Well Name                   Working Interest        Net Revenue
                                       Percentage       Interest Percentage
Ballantyne-State #1                      100.0                81.40854
Ballantyne-State #3                      100.0                81.40854
William Steinhaus #1 SWD                 100.0                   N/A
William Steinhaus #2                     100.0                81.40854
Ballantyne-State/Steinhaus #H1           100.0                81.40854



                                   ANNEX III
                                      TO
             PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT

                                    Form of

                         Monthly Hydrocarbons Report


    In connection with that certain Purchase Agreement For Volumetric Production Payment, dated December 3, 1997, among GEORESOURCES, INC., a Colorado corporation (the "Seller"), and KOCH PRODUCER SERVICES, INC. (the "Purchaser"), Seller does hereby certify that to the Seller's knowledge, information and belief pursuant to Section 5(f)(vii) of the Agreement, as follows (capitalized terms hereinafter used having the meaning specified in the Agreement):

    1. Seller is in compliance in all material respects with the terms of the Agreement and the other Production Payment Documents.

    2. Schedule I attached hereto sets forth information, data and computations relating to Seller's Hydrocarbons and the Production Payment Hydrocarbons, all of which information, data and computations are true, complete and correct as of the date set forth therein.

    IN WITNESS WHEREOF, I have hereunto set hand as of this ___ day of _______________, 199___.



                                       GEORESOURCES, INC.


                                       By:
                                       Name:
                                       Title:



                                  Schedule I
                                      to
                          Monthly Hydrocarbon Report

                         (as of _____________, 199__)



                Actual Production       Scheduled Oil       Residual
    Month          Oil (bbls)          Volumes (bbls)     Hydrocarbons

    Dec-97                                  2,325
    Jan-98                                  2,325
    Feb-98                                  2,100
    Mar-98                                  2,325
    Apr-98                                  2,250
    May-98                                  2,325
    Jun-98                                  2,250
    Jul-98                                  2,325
    Aug-98                                  2,325
    Sep-98                                  2,250
    Oct-98                                  2,325
    Nov-98                                  2,250
    Totals                                 27,375

Well Information:

Wells on Production = ________

Well Activity (Drilling, Workover and/or Abandonment):



                                   ANNEX IV
                                      TO
             PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT

Wire Transfer Instructions for Purchase:


FUNDS TO BE PAID TO SELLER SHALL BE WIRE TRANSFERRED TO THE FOLLOWING ACCOUNT:

        NAME OF COMPANY                 GeoResources, Inc.
                                        P.O. Box 1505
                                        Williston, ND 58802
                                        1-701-572-2020

        NAME OF BANK                    Norwest Bank Minnesota, NA
                                        Beneficiary Bank
                                        Norwest Bank Montana, NA
                                        Billings Downtown Office
                                        Billings, Montana

        ACCOUNT NUMBER                  513527

        ABA ROUTING NUMBER              091000019



                                   ANNEX V
                                      TO
             PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT

                            [Intentionally Omitted]



                                   ANNEX VI
                                      to
             Purchase Agreement for Volumetric Production Payment

                            Insurance Requirements

1.0 The Borrower shall maintain the following insurance during the term of the Credit Agreement:

     1.1 Worker's Compensation, (including Occupational Disease) insurance in accordance with applicable law and EMPLOYER'S LIABILITY insurance with a minimum limit of $1,000,000 for any one occurrence.

     1.2 Commercial General Liability Insurance, with a minimum combined single limit of $3,000,000 per occurrence for Bodily Injury and Property Damage and a $3,000,000 aggregate. This insurance must include Contractual Liability coverage.

     1.3 Automobile Liability Insurance, covering all owned, non owned, Leased and hired vehicles with a minimum combined single limit for Bodily Injury and Property Damage of $1,000,000 per accident.
          This insurance must include Contractual Liability coverage.

The limits specified in 1.1, 1.2 and 1.3 above may be satisfied with a combination of primary and Umbrella/Excess Insurance.

2.0  Policy Endorsements

     2.1 The above insurance shall include a requirement that the insurer provide Koch Producer Services with thirty (30) days' written notice prior to the effective date of any cancellation or material change of the insurance.

     2.2 The insurance specified in Sections 1.2 and 1.3 hereof shall name Koch Producer Services as an additional insured and shall be primary to and not in excess of or contributory with any other insurance available to Koch Producer Services.

3.0 Evidence of Insurance - Borrower shall, before commencement of this Credit Agreement, provide Koch Producer Services with a certificate, satisfactory to Koch Producer Services, evidencing the insurance coverages and endorsements set forth above. If requested by Koch Producer Services, Borrower shall provide Koch Producer Services with certified copies of all policies.

4.0  Waiver of Subrogation

     4.1 The insurance specified in Section 1.2 and 1.3 hereof shall contain a waiver of the right of subrogation against Koch Producer Services.

     4.2 The insurance specified in Section 1.1 hereof shall contain a waiver of the right of subrogation against Koch Producer Services and an assignment of statutory lien, if applicable.



                                   ANNEX VII

                                  Definitions


    In addition to such other defined terms as may be set forth in this Purchase Agreement and the Conveyance of Volumetric Production Payment as used in the Conveyance and in the Purchase Agreement, the following terms have the following respective meanings:

         "Alternate Delivery Point Amount" means, for each Alternate Delivery Point, an amount equal to the product of (A) the actual quantity of Oil (stated in Barrels) delivered to such Alternate Delivery Point during such Month times (B) the actual increased costs and expenses per barrel incurred by or charged to Production Payment Owner resulting from Delivery of Production Payment Hydrocarbons at an Alternate Delivery Point instead of a Delivery Point, including without limitation additional transportation fees charged by third parties in arms length transactions.

         "Alternate Delivery Points" means those points (other than a Delivery Point) mutually acceptable to Working Interest Owner and Production Payment Owner at their discretion where Oil is delivered to Production Payment Owner pursuant hereto; and "Alternate Delivery Point" shall mean a single one of such points.

         "API" means the American Petroleum Institute.

         "ASTM" means the American Society for Testing Materials.

         "Barrel of Oil" means 42 United States standard gallons of 231 cubic inches per gallon of Oil at a temperature of 60 degrees
    Fahrenheit.

         "Capitalized Lease Liabilities" means all monetary obligations of the Working Interest Owner under any leasing or similar arrangement which, in accordance with generally accepted accounting principles, would be classified as capitalized leases, and, for purposes of each Production Payment Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "CERCLA" means the Comprehensive Environmental Response,
    Compensation and Liability Act of 1980, as amended.

         "Contingent Liability" means any agreement, undertaking or arrangement by which Working Interest Owner guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby. Contingent Liability shall not include any amounts by which a Working Interest Owner or operator might become liable solely as a result of obligations concerning operations under an oil and gas operating agreement, or for liabilities concerning any entity for which Production Payment owner must consent to an assignment under Section 20 of the Purchase Agreement.

         "Conveyance" means that certain Conveyance of Volumetric
    Production Payment, dated effective as of December 3, 1997, between the Working Interest Owner and the Production Payment Owner, as it from time to time hereafter may be modified, supplemented or amended.

         "Credit Supplier" means any person or entity from time to time financing or refinancing (whether through debt or equity, or both) the acquisition of the production payment or any other assets from time to time owned or held by the Production Payment Owner.

         "Crude Oil Purchase Agreement" shall have the meaning set forth in
    Section 2 of the Purchase Agreement.

         "Current Reserve Report" means those certain reports described in
    Section 3(t) of the Purchase Agreement, or any subsequent reserve reports.

         "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Delivery Points" means those points set forth on Schedule I to the Conveyance with respect to the volumes set forth in such Schedule I for each month; and "Delivery Point" means a single one of such points.

         "Effective Date" means December 1, 1997, at 7:00 A.M., determined as to each locality in accordance with the time then generally observed in such locality.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, policies, directives, orders, judgments, decisions, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "Event of Default" means each of the following events and occurrences:

              A. Any warranty or representation made by the Working Interest Owner in any Production Payment Document is untrue in any material respect when made.

              B. A material default in the due performance by the Working Interest Owner of any covenant or express agreement contained in any Production Payment Document (other than violation of the Production Schedule) and continuation of such material default beyond the applicable grace period expressly granted in such Production Payment Document, if any, with respect thereto.

              C. Production of Hydrocarbons from the Subject Interests shall be less than an aggregate of 75 barrels for a period of at least thirty days, unless such reduced production level is caused by a condition of Force Majeure.

              D. The resignation, removal or other inability of Working Interest Owner to serve as operator of the Subject Interests or Working Interest Owner's failure to act as operator of the Subject Interests.

              E. The Working Interest Owner shall (i) become insolvent or generally fail to pay, or admit in writing his inability or unwillingness to pay, debts as they become due; (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Working Interest Owner, the Subject Interests or any other property thereof, or make a general assignment for the benefit of creditors; (iii) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Working Interest Owner, or for a substantial part of the Subject Interests or other property thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Working Interest Owner hereby expressly authorizes the Production Payment Owner to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under this Agreement and the other Production Payment Documents; (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of such Working Interest Owner and, if any such case or proceeding is not commenced by the Working Interest Owner, such case or proceeding shall be consented to or acquiesced in by the Working Interest Owner, or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Working Interest Owner hereby expressly authorizes the Production Payment Owner to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under this Agreement and the other Production Payment Documents; or (v) take any action authorizing, or in furtherance of, any of the foregoing.

              F. The Make-Up Volume Balance shall at any time exceed the then Maximum Makeup Volume Balance Amount unless within five
         (5) days from receipt of request for payment by Production Payment Owner, the Working Interest Owner shall pay to the Production Payment Owner in additional barrels of Subject Hydrocarbons an amount for application on the Make-Up Volume Balance such that it shall be reduced to an amount not in excess of the then Maximum Make-Up Volume Balance Amount.

              G. Any occurrence and continuation, in Production Payment Owner's reasonable opinion, of a Material Negative Reservoir Event.

         "Exhibit A" means Exhibit A attached to the Conveyance.

         "Expense Amount" means an amount equal to the aggregate of all expenses paid or incurred by Production Payment Owner during such Month which consist of, or are incidental to, without duplication, (1) complete discharge and/or reconveyance of the Production Payment, including, without limitation, the reasonable fees and out-of-pocket expenses paid by Production Payment Owner of accountants and counsel employed by Production Payment Owner in connection therewith; (2) any Production Expenses reasonably incurred by the Production Payment Owner in paying or performing any obligations on behalf of Working Interest Owner hereunder or under any of the other Production Payment Documents;
    (3) any costs, expenses or other amounts reasonably incurred by the Production Payment Owner in paying or performing any obligations on behalf of Working Interest Owner hereunder or under any of the other Production Payment Documents; (4) actual transaction costs associated with cancellation of hedging and futures contracts, including brokers fees, exchange expenses, document expenses and related charges, or (5) actual costs resulting from transportation fee adjustments charged by third parties in arms length transactions, relating to any changes in delivery times or locations, which are not included in the Alternate Delivery Point Amount.

         "Force Majeure" means acts of God, governmental action, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, tornadoes, storms, storm warnings, floods, washouts, freezes, arrests and restraints of governments and people, civil disturbances, explosions, breakage of, or accidents to, lines of pipe or subsurface storage caverns regardless of how caused, mechanical failure of machinery or equipment (unless such mechanical failure is as a result of failure of Working Interest Owner to maintain such equipment as required pursuant to Section 5(r)(iii) of the Purchase Agreement), transportation curtailment and any other causes, whether of the kind herein enumerated or otherwise and whether foreseeable or unforeseeable, not within the reasonable control of the party claiming suspension (including, but not limited to, acts of negligence or willful misconduct of third parties) and which by the exercise of due diligence such party is unable to prevent or overcome; provided, however, that "force majeure" shall not include any failure or inadequacy of reserves or a failure to pay monetary obligations. A condition of force majeure shall continue for so long as a party is unable to overcome the resulting consequences through exercise of reasonable diligence.

         "GAAP" shall have the meaning set forth in Section 5(l) of the Purchase Agreement.

         "Hazardous Material" means (i) any "hazardous substance", as defined by CERCLA; (ii) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; and (iii) any pollutant or contaminant or hazardous, extremely hazardous, dangerous or toxic chemical, material or substance within the meaning of any applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "Highest Lawful Rate" shall have the meaning set forth in Section 22 of the Purchase Agreement.

         "Hydrocarbons" means, collectively, crude oil, condensate and other liquid hydrocarbons, but not natural gas or liquid products extracted from gas by means other than conventional field separation.

         "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Working Interest Owner, any qualification or exception to such opinion or certification: (a) which is of a "going concern" or similar nature; (b) which relates to the limited scope of examination of matters relevant to such financial statement; or (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Working Interest Owner to be in default of any of his financial covenants, if any.

         "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;
    (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as Capitalized Lease Liabilities; (d) all other items which, in accordance with generally accepted accounting principles, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined; (e) whether or not so included as liabilities in accordance with generally accepted accounting principles, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

         "Indemnified Amount" means an amount equal to the aggregate amount of all Indemnified Liabilities (as defined in Section 25 of the Purchase Agreement) that become owing to any Indemnified Party during such Month under the Purchase Agreement which have not previously been paid by the Working Interest Owner;

         "Indemnified Party" means the Production Payment Owner, any Credit Supplier, and any of their respective members, officers, employees, agents, shareholders, directors, advisors or affiliates who are entitled to assert an indemnity under the provisions of this Purchase Agreement.

         "Independent Reserve Report" has the meaning set forth in Section 5(f)(vi) of the Purchase Agreement.

         "Index Price" in any Month shall be a price per Barrel of Oil for said Month equal to Koch Oil Company's posting for North Dakota sour Crude Oil, gravity delivered plus $2.75, assumed to be priced in equal daily quantities.

         "Interest Amount" means, for any Month, the sum of the amounts of interest which would have accrued each day during such Month (assuming interest at the Specified Rate in effect at the end of such day) on an amount equal to the sum, without duplication, on such day of (i) the Make-Up Volume Balance at the beginning of such Month plus (ii) the sum of each Tax Amount, Expense Amount, Volumetric Shortfall Amount, the Alternate Delivery Point Amount, Indemnified Amount, Post Default Amount and Quality Adjustment Amount which have been paid or incurred by Production Payment Owner during such Month minus (iii) the amounts, if any, in respect of the amounts referred to in the foregoing clauses (i) and (ii) for which the Working Interest Owner shall have reimbursed the Production Payment Owner in cash during such Month; provided that solely for the purposes of determining the Interest Amount, in respect of any Month on or after the time of an acceleration of the Scheduled Volumes under Section 15 of the Purchase Agreement, the Post Default Amount shall be deemed not to include amounts, if any, accruing in respect of Scheduled Volumes prior to the time such volumes are scheduled to be delivered under Schedule I to the Conveyance.

         "Lease Use Hydrocarbons" means any Hydrocarbons which are unavoidably lost in the production thereof or used by Working Interest Owner or the operator of the Subject Interests in conformity with good field practices in drilling or producing operations (including gas injection, secondary recovery, pressure maintenance, repressuring or cycling operations) conducted for the purpose of producing Hydrocarbons from the Subject Interests, but only for so long as and to the extent such Hydrocarbons are so used.

         "Make-Up Delivery Amount" means an amount equal to the product of
    (A) the positive difference, if any, of (i) the actual quantity of Production Payment Hydrocarbons delivered to Production Payment Owner during such Month, minus (ii) the Scheduled Volumes to be delivered during such Month, times (B) the Index Price for the Month in which the Oil is delivered.

         "Make-Up Volume Balance" means, at the end of any Month, the sum, without duplication, of (A) the Tax Amount, plus (B) the Expense Amount, plus (C) the Volumetric Shortfall Amount, plus (D) the Alternate Delivery Point Amount, plus (E) the Indemnified Amount, plus (F) the Quality Adjustment Amount for such Month, plus (G) the Post Default Amount for such Month, plus (H) an amount equal to the Interest Amount for such Month, plus (I) the Make-Up Volume balance as of the beginning of such Month, minus (J) the Make-Up Delivery Amount, if any, in respect of such Month, and (K) minus amounts for which Working Interest Owner has reimbursed Production Payment Owner as provided in the following proviso; provided, however, that at his option, the Working Interest Owner may pay to Production Payment Owner, in cash, all or any portion of the foregoing amounts for such Month or any previous Month, which cash payments shall directly reduce the Make-Up Volume Balance, and provided further that for purposes hereof, the Make-Up Volume Balance as of the date hereof shall be deemed to be zero; and provided further that notwithstanding anything to the contrary herein, the Make-Up Volume Balance shall never be an amount less than zero.

         "Make-Up Volumes" means those volumes which have been delivered each Month to reduce the Make-Up Volume Balance.

         "Material Negative Reservoir Event" means any reservoir discrepancy or problem which results in or could reasonably be expected to result in a materially downward reevaluation of reserves in the aggregate for the life of the reservoirs, as determined using the standards provided in the Independent Reserve Report delivered pursuant to Section 5(f)(vi) of the Purchase Agreement, loss of reservoir pressure, reservoir damage, or similar problem or matter which could reasonably be expected to impair the Working Interest Owner's ability to produce and deliver the Production Payment Hydrocarbons in accordance with the Production Schedule.

         "Maximum Make-Up Volume" means in respect of any Month that volume of production from the Subject Interests for such Month equal to the positive difference, if any, of (i) 75% of the actual volumes of oil produced from the Subject Interests during such Month minus (ii) the Scheduled Volumes for such Month.

         "Maximum Make-Up Volume Balance Amount" means $100,000.

         "Memorandum of Agreement relating to Purchase of Crude Oil" means that certain Memorandum of Agreement relating to Purchase of Crude Oil, in form and substance acceptable to Purchaser, as it from time to time hereafter may be modified, supplemented or amended.

         "Month" means a calendar month.

         "Non-Consent Hydrocarbons" means those Hydrocarbons produced from a well during the applicable period of recoupment or reimbursement pursuant to a non-consent provision covering the relevant well or wells, which Hydrocarbons have been relinquished to the consenting party or participating party under the terms of such non-consent provision as the result of the election by Working Interest Owner not to participate in the particular operation; provided such election by Working Interest Owner has been made in good faith and as a prudent operator.

         "Oil" means, collectively, crude oil, condensate and other liquid hydrocarbons but not natural gas or liquid products extracted from gas by means other than conventional field separation.

         "Oil Buyer" means Koch Oil Company, or its assigns as purchaser under that Crude Oil Purchase Agreement, dated effective as of December 1, 1997, in which Working Interest Owner is the seller.

         "Oil and gas leases" shall include oil, gas and mineral leases and shall also include subleases and assignments of operating rights, but shall not include operating rights under a standard onshore oil and gas operating agreement.

         "Operating Taxes and Fees" means the following taxes and fees (and any penalties and interest associated therewith), without duplication, which relate to the Subject Interests: (i) real property taxes, (ii) personal property taxes, (iii) renewal fees for permits, (iv) sales taxes and (v) renewal fees for business licenses or other permits that are necessary for the Working Interest Owner to operate and to perform his duties under any of the Production Payment Documents.

         "Permitted Liens" means (1) taxes constituting a lien but not yet due and payable or which are being contested diligently, in good faith;
    (2) defects or irregularities in title, and liens, charges or encumbrances, which are not such as to interfere materially with the development, operation or value of the Subject Interests and not such as materially to impair title thereto; (3) the liens, if any, granted in favor of any Credit Supplier by Production Payment Owner; (4) any lien or encumbrance created as a consequence of the execution and delivery of the Conveyance; (5) operators liens and materialmen and mechanics liens arising out of normal operation of the Subject Interests, securing amounts which are not more than 60 days past due provided the Persons entitled to the benefits of such liens are not exercising remedies in respect thereof other than the making of demands or the giving or filing of notices required to perfect such liens or suing for payment of the amounts secured thereby; (6) royalty burdens and similar encumbrances on the Subject Interests in existence on the Effective Date, and which are reflected in the net revenue interests listed on Exhibit "A" of the Conveyance; (7) liens being contested by Working Interest Owner in good faith in such manner as not to jeopardize Production Payment Owner's rights in and to the Production Payment and the Production Payment Hydrocarbons provided the Persons entitled to the benefits of such liens are not executing on such liens or any judgments in respect thereof; and
    (8) those liens consented to in writing by Production Payment Owner.

         "Person" means any natural person, corporation, partnership, joint venture, trust, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plan of Development" means the Plan of Development attached as
    Schedule III to the Purchase Agreement.

         "Post Default Amount" means an amount equal to those additional amounts which Working Interest Owner may owe Production Payment Owner under Paragraph C of Section 15 of the Purchase Agreement after an Event of Default under the Purchase Agreement, which has not been timely cured after proper notice of the same, as provided in Section 15 of the Purchase Agreement.

         "Prime Rate" means a rate of interest per annum equal to the "Prime Rate" as correctly published in the "Money Rates" section of the "Money and Investment" section of the Wall Street Journal; provided that with respect to Saturday and Sunday or any other day on which such quotation is unavailable, the quotation available on the last preceding day on which the Wall Street Journal was published shall be used; provided, further, that if such quotation is no longer available, then a quotation from another publication reasonably designated by Production Payment Owner and accepted by Working Interest Owner (which acceptance shall not be unreasonably withheld) shall be used.

         "Production Expenses" means for purposes of the Production Payment Documents for any period, without duplication, all fees, expenses and other obligations incurred in the ordinary course of business of the Working Interest Owner or in connection with operating the Subject Interests including, without limitation, (i) rental payments under site leases and leases of equipment or vehicles, (ii) utilities, (iii) insurance premiums in connection with the Subject Interests or any equipment located thereon and utilized in operating, producing, reworking or maintaining the Subject Interests, (iv) fees for accounting, billing or other administrative services provided by third parties, including, without limitation, the preparation of any reserve report, including the Independent Reserve Report, (v) expenses for office supplies and equipment, (vi) all (A) compensation (including without limitation, wages, bonuses, vacation pay or pay for other compensated absences), (B) withholding, social security and other payroll burdens (including, without limitation, FICA and employment taxes), (C) workers compensation insurance deposits and premiums and the costs of claims, (D) benefits and contributions (including, without limitation, medical insurance benefits), and all accruals with respect to any of the foregoing, to the extent they relate to employees of the Working Interest Owner, (vii) field expenses of lifting, handling, gathering, producing, treating, storing, marketing or gathering of the Subject Hydrocarbons, (viii) overhead chargeable under applicable operating agreements covering the Subject Interests, (ix) compensation to well operators, consultants and others necessary for and related to operating, producing, reworking and maintaining the Subject Interests,
    (x) costs of plugging and abandoning wells, (xi) shut-in, minimum or advance royalties and (xii) all other fees and expenses directly associated with or arising from the operations of the Working Interest Owner or in connection with the Subject Interests. "Production Expenses" shall not include Working Interest Owner Operating Taxes and Fees or Taxes and Fees. "Production Expenses" shall not include any amounts in respect of Capitalized Lease Liabilities, capital expenditures or expenses that are classified as intangible drilling expenses under federal income tax and regulations unless failure to pay such Capitalized Lease Liabilities, capital expenditures or expenses, as the case may be, might entitle any Person to assert a lien or claim in respect thereof against all or any portion of the Production Payment or the Subject Interests (whether or not such lien or claim is in fact so asserted).

         "Production Payment" has the meaning stated in Section 1 of the Conveyance.

         "Production Payment Documents" means the Conveyance, the Purchase Agreement, the Memorandum of Agreement relating to Purchase of Crude Oil and any other document or agreement executed in connection with such agreements, as each from time to time hereafter may be modified, supplemented or amended.

         "Production Payment Hydrocarbons" means the Hydrocarbons conveyed to Production Payment Owner pursuant to the Conveyance and shall include Scheduled Volumes and Make-Up Volumes, as the same may be adjusted from time to time as set forth in Sections 1 and 2 of the Conveyance, which shall accrue or be attributable to the Production Payment; provided, however, that Production Payment Hydrocarbons shall not include (I) Non-Consent Hydrocarbons where the Working Interest Owner is the non-consenting party or (ii) Lease Use Hydrocarbons.

         "Production Payment Owner" is defined in the Conveyance and shall include successors and assigns.

         "Production Sale Contracts" means contracts for the sale of Subject Hydrocarbons now in effect or hereafter entered into by Working Interest Owner with Production Payment Owner's written consent.

         "Production Schedule" means the schedule of production relating to the Production Payment Hydrocarbons set forth in Schedule I to the Conveyance.

         "Production Taxes" means (1) ad valorem taxes (or taxes imposed in lieu thereof) imposed or assessed upon the Production Payment or any mortgage thereof, or upon the Production Payment Hydrocarbons; (2) severance, gross production, occupation, extraction, gathering, and other taxes and assessments of any kind (other than taxes on or measured by the income of Production Payment Owner and other than franchise taxes of Production Payment Owner) imposed or assessed with respect to or measured by or charged against the Production Payment or the Production Payment Hydrocarbons; and (3) all other taxes required by law to be deducted from the proceeds of the Production Payment Hydrocarbons.

         "Proved Developed Producing Reserves" means, with respect to the Subject Interests, those quantities of Hydrocarbons, estimated with reasonable certainty, as demonstrated by geological and engineering data set forth in the Current Reserve Report or, if applicable, the then most recent Independent Reserve Report delivered pursuant to Section 5(f)(vi) of the Purchase Agreement, to be economically recoverable based upon the prices set forth in that Independent Reserve Report from the Subject Interests by standard producing methods under existing regulatory practices and economic conditions using existing conventional equipment and operating methods from existing completion intervals open for production on the effective date of the evaluation.

         "Purchase Agreement" means that certain Purchase Agreement for Volumetric Production Payment, dated as of December 3, 1997, between the Working Interest Owner and the Production Payment Owner, as from time to time hereafter may be modified, supplemented or amended.

         "Purchaser" means the Production Payment Owner and shall include its successors and assigns.

         "Quality Adjustment Amount" means, for any Month, an amount equal to the sum of all penalties and deductions for nonconformity of Oil delivered at an Alternate Delivery Point to the Quality Standards, plus the sum of all reasonable costs and expenses incurred or paid by Production Payment Owner for treating Production Payment Hydrocarbons delivered during such Month to satisfy such Quality Standards.

         "Quality Standards" means the quality requirements and specifications set forth in Schedule I to the Purchase Agreement with respect to Oil at each Delivery Point or Alternate Delivery Point, as the same may be modified from time to time.

         "Release" means a "release", as such term is defined in CERCLA and any other spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a substance into the environment.

         "Residual Hydrocarbons" means for any period of time the volume of all Hydrocarbons produced from the Subject Interests less the volume of Production Payment Hydrocarbons delivered in kind to the Production Payment Owner during the same period of time.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to time.

         "Scheduled Volumes" means the number of Barrels of Oil with respect to any Delivery Point set forth in the Production Schedule hereto, as such amounts may be rescheduled as provided in the Conveyance or the Purchase Agreement.

         "Seller" is defined in the Purchase Agreement, and shall mean Working Interest Owner and its successors and assigns.

         "Servicer" shall have the meaning set forth in Section 26 of the Purchase Agreement.

         "Specified Rate" shall have the meaning set forth in Section 21 of the Purchase Agreement.

         "Subject Hydrocarbons" means all Hydrocarbons in and under, and which may be produced and saved from, and which shall accrue or be attributable to the Subject Interests and which are produced after the Effective Date (other than Lease Use Hydrocarbons and Non-Consent Hydrocarbons where Working Interest Owner is the non-consenting party).

         "Subject Hydrocarbons" and "Production Payment Hydrocarbons," respectively, shall be deemed to include the proceeds of such Hydrocarbons.

         "Subject Interests" means Working Interest Owner's right, title and interest in the Oil and gas leases and the leasehold working interests, described in Exhibit A to the Conveyance, together with all Hydrocarbons severed during the term of this Production Payment which are attributable to such leases and interests; together with Working Interest Owner's right, title and interest, if any, in, to and under, or derived from, all of the valid Subject Hydrocarbons unitization and pooling agreements which are described in such Exhibit A or which relate to any of the properties and interests described in such Exhibit A. The term "Subject Interest," when used with reference to any particular Subject Interest, shall mean and include Working Interest Owner's right, title and interest in (i) such Subject Interest as the same may be enlarged or diminished by the provisions of any contract or other instrument described in Exhibit A to the Conveyance, or by the removal of any charges or encumbrances to which such Subject Interest is subject, (ii) any and all renewals, replacements and extensions of such Subject Interest, or other interests in the Hydrocarbons in, under and that may be produced from lands comprising a portion of the Subject Interests acquired by Working Interest Owner during the term hereof,
    (iii) all contracts supplemental to or amendatory of or in substitution for the contracts described above insofar as the same relate to such Subject Interest, and (iv) all rights, titles and interests accruing or attributable to such Subject Interest by virtue of its being included in any unit.

         "Tax Amount" means an amount equal to the aggregate of all amounts, including interest and penalties, if any, relating thereto, paid by Production Payment Owner, in such Month, and which have not been paid by Working Interest Owner pursuant to the provisions of Section 5 of the Purchase Agreement, on account of, without duplication, (1) Production Taxes, (2) any excise tax imposed on or assessed with respect to or measured by or charged against the Production Payment or the Production Payment Hydrocarbons, or (3) any sales or gross receipts taxes, which are imposed on Production Payment Owner by any state or federal governmental unit, or any political subdivision thereof, in which any of the Subject Interests are located, and which are payable on account of Production Payment Owner's ownership of the Production Payment or receipt of Production Payment Hydrocarbons, provided however, that the Tax Amount shall not include any taxes associated with the handling, transportation, refining, purchase or sale of Production Payment Hydrocarbons after they have been delivered to the credit of Production Payment Owner.

         "Taxes and Fees" means with respect to the Working Interest Owner the following taxes, fees (including license fees), charges, duties, levies or other assessments, and all penalties and interest associated therewith, imposed by any governmental authority on the Working Interest Owner, without duplication: (i) income tax (whether federal, state or local or otherwise), (ii) excise, excess profit, and occupational taxes, and (iii) all other taxes payable by the Working Interest Owner which are based in whole or in part on the Working Interest Owner's income or capitalization or which are required to be paid to maintain the privilege and power of the Working Interest Owner to operate his business.

         "Trading Day" means any day on which futures contracts are traded in the New York Mercantile Exchange.

         "Trading Month" means each monthly delivery period covered by a distinct set of futures contracts traded in the New York Mercantile Exchange or equivalent contracts.

         "Volumetric Shortfall" shall have occurred on the last day of each Month during which the actual quantities of Oil delivered to a Delivery Point or Alternate Delivery Point, as the case may be, are less than the Scheduled Volumes for such applicable Delivery Point or Alternate Delivery Point for such period of time.

         "Volumetric Shortfall Amount" means an amount equal to for each Delivery Point, the product of (A) the positive difference, if any, of
    (i) the Scheduled Volumes to be delivered to such Delivery Point for the Month in which a Volumetric Shortfall occurs minus (ii) the actual quantity of Oil delivered to such respective Delivery Point for the Month in which a Volumetric Shortfall occurs, times (B) the Index Price for the Month in which a Volumetric Shortfall occurs.

         "Working Interest Owner" is defined in the Conveyance and shall include successors and assigns.



                                  ANNEX VIII
                                      TO
             PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION PAYMENT

                      Form of Purchaser's Monthly Report

                          (as of __________, 199___)

                                    EXAMPLE
-----------------------------------------------------------------------------
1997 |  Actual    |  Scheduled |  Volumetric  |  Make-Up     |  *Index Price
     |  Volume    |  Volumes   |  Shortfall   |  Volumes     |
     |            |            |  Volumes(-)  |  (+)         |
     |            |            |              |              |
     |            |            |              |              |
     |  (a)       |  (b)       |  (c)=(a)-(b) |  (d)=(a)-(b) |  (e)
Month|  Oil(bbls) |  Oil(bbls) |  Oil(bbls)   |  Oil(bbls)   |  ($/bbl)
-----------------------------------------------------------------------------
Jan  |  30,000    |  30,000    |              |              |
Feb  |  29,000    |  30,000    |  -1,000      |              |  $16
Mar  |  28,000    |  30,000    |  -2,000      |              |  $17
Apr  |  30,000    |  30,000    |              |              |
May  |  30,000    |  30,000    |              |              |
Jun  |  30,000    |  30,000    |              |              |
July |  31,000    |  30,000    |              |  1,000       |  $15
Aug  |  32,000    |  30,000    |              |  2,000       |  $16
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
$ Expenses
      |           |           |          |            |           |
Tax   | Expense   | Volumetric| Alternate| Indemnified| Quality   | Post
Amount| Amount    | Shortfall | Delivery | Amount     | Adjustment| Default
      |           | Amount    | Point    |            | Amount    | Amount
      |           | (h)=(c) X | Amount   |            |           |
(f)   | (g)       | (e)       | (i)      | (j)        | (k)       | (l)
-----------------------------------------------------------------------------
      |           | $0        |          |            |           |
      |           | ($16,000) |          |            |           |
      |           | ($34,000) |          |            |           |
      | ($10,000) | $0        |          |            |           |
      |           | $0        |          |            |           |
      |           | $0        |          |            |           |
      |           | $0        |          |            |           |
      |           | $0        |          |            |           |
-----------------------------------------------------------------------------
---------------------------------------------------
Make-Up  | Make-Up    | Interest  |   Make-Up     |
Delivery | Volume     | Amount    |  Volume       |
Amount   | Balance    |           |  Balance      |
         |            |           |               |
         | (Inc.)/Dec |           |               |
(m)=     | (n)=Sum    |           |               |
(d)X (e) | (f : m)    | (o)       | (p)= (n) + (o)|
---------------------------------------------------
$0       | $          | $0.00     | $0.00         |
$0       | ($16,000)  | ($6.47)   | ($16,006.47)  |
$0       | ($34,000)  | ($214.26) | ($50,220.72)  |
$0       | ($10,000)  | ($730.07) | ($60,950.80)  |
$0       | $0         | ($763.55) | ($61,714.35)  |
$0       | $0         | ($748.18) | ($62,462.53)  |
$15,000  | $15,000    | ($679.45) | ($48,141.98)  |
$32,000  | $32,000    | ($383.26) | ($16,525.24)  |
---------------------------------------------------

* "Index Price" shall mean, as used in this Schedule I to Monthly Hydrocarbon Report, the Index Price, as applicable, used in the calculation of either the Volumetric Shortfall Amount or Make-Up Delivery Amount, as applicable, as provided for in the Purchase Agreement.

Assumptions:

1. Column b Scheduled Volumes represent Volumetric Production Payment Volumes that Seller is obligated to deliver to Purchaser.

2. Column a represents Actual Volumes delivered by Seller. IN February and March, Seller does not deliver all of Scheduled Volumes resulting in Volumetric Shortfall Volumes (column c). Purchaser may go into the market and purchase an amount equal to Volumetric Shortfall and pay an Index Price at time of purchase (column e). Assuming Purchaser does purchase barrels in open market, Seller is charged Volumetric Shortfall Amount (column h) which is added to Make-Up Volume Balance (column p).

3. Seller does not obtain independent reserve report. Purchaser pays $10,000 for reserve report on April 1 and charges Seller for the Expense Amount (column g) which is added to Make-Up Volume Balance (column p).

4. Seller is charged interest (column o) on Make-Up Volume Balance. Interest is calculated at floating Prime +6% on an actual day/365 day basis
(i.e. 14.75% assumed in this example). Since Seller has until last day of month to deliver Scheduled Volumes, interest is charged for last day of month only in month when a Volumetric Shortfall occurs (i.e. February interest expense is calculated as follows: Volumetric Shortfall amount of $16,000 (column h) multiplied times 14.75% interest rate divided by 365 days multiplied times 1 day (last day of February) equals $6.47 February interest expense (column o). March Interest Amount includes interest for the full month on previous month's Make-Up Volume Balance plus one day of interest on March Volumetric Shortfall.

5. Seller delivers Make-Up Volumes on July 15 and August 15 (column d) and receives a credit for these volumes at the Index Price (column e). Total credit amount is equal to Make-Up Delivery Amount (column m). Make-Up Volume Balance (column p) is reduced by Make-Up Volume Deliver Amount (column m).

NOTE THIS EXAMPLE IS FOR ILLUSTRATIVE PURPOSES ONLY; SELLER MAY BE LIABLE FOR SWAP BREAKAGE COSTS ALSO.



                                  SCHEDULE I
                                      TO
               PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCT PAYMENT

                               QUALITY STANDARDS

Oil:

The Oil delivered to the Production Payment Owner as part of the Production Payment Hydrocarbons shall in all events be of such quality that it shall meet at least the following specifications:

    All Oil produced from the Subject Interests and delivered at the Delivery Point shall satisfy the quality standards and the specifications of Koch Pipeline Company, L.P. and all other applicable carriers. Working Interest Owner agrees that Production Payment Owner or its affiliates may conduct any sampling and testing of the quality of such Oil from the Subject Interests.



                                  SCHEDULE II
                                      TO
                 PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION

                         Exceptions to Representations

1. Phillips Petroleum Company, a Delaware corporation, has a preferential purchase right in effect relating to the Subject Interests.



                                 SCHEDULE III
                                      TO
                 PURCHASE AGREEMENT FOR VOLUMETRIC PRODUCTION

                              Plan of Development

    In August 1997, GeoResources initiated production from a new horizontal well named the Balantyne-State/Steinhaus H1 (BSS H1) located in the Wayne Field of Bottineau County, North Dakota.

    The BSS H1 and 3 other producing vertical wells make up a 320 acre production unit spaced and pooled such that all ownership is common in all the wells and all production is treated at one common tank battery. Average daily production from this 4-well property (the BSS Property) for October 1997 was 224 BOPD. GeoResources' plan is to commit the BSS Property to a 75 BOPD volume production payment for a term of one year (27,375 bbls) to raise capital to drill a 4th horizontal well on our Oscar Fossum lease located in the same field. Our working interest in that lease is 67% and our share of drilling and completion costs is AFE'd at about $400,000. GeoResources has contracted the Oscar Fossum H4 well to Caza Drilling Company and it is scheduled to be drilled by Caza Rig 43 as soon as that rig finishes 2 wells scheduled ahead of ours. Our expectation is that the rig will be available for us about the end of November 1997.

    Move in and rig up will only take 2 days so a reasonable expectation for spudding this well would be Monday, December 15, 1997. Drilling should take about 21 days. After a short break for the Christmas and New Year's holidays, a completion would begin about Monday, January 19th. The completion and setting of a pumping unit should be finished in one week. The flowline connecting the Fossum H4 to the central battery has already been laid in the ground so that work would not have to be done in winter weather conditions. Production from the Oscar Fossum H4 should begin January 31, 1998.


                         CRUDE OIL PURCHASE AGREEMENT


Purchased from:                                 Date:  December 2, 1997
GeoResources, Inc.                              Results of Discussions
1407 West Dakota Parkway, Suite 1-B		between Blaine Parrott and
Williston, ND  58801                            Jeff Vickers

                                                Koch Contract # 36123


Gentlemen,

This document, when executed by the parties, will constitute an Agreement between GeoResources, Inc. ("GeoResources") and Koch Oil Company ("Koch"), covering the purchase and sale of crude oil and/or condensate under the following terms and conditions:


1. Definitions. When used in this Agreement, the terms listed below have the following meanings:

   "Affiliate" - means a corporation controlling, controlled by or under common control with either Koch or GeoResources, as the case may be.

   "Agreement" - means this contract and any exhibits or amendments.

   "Business Day" - means any day in which the offices of Koch and GeoResources are both open for business.

   "VPP Agreement"- means that certain agreement executed contemporaneously herewith between Koch Producer Services Inc. and GeoResources for the funding of the properties listed on Exhibit "A".

   "Crude Oil" - means crude oil and/or condensate.


2. Term: The term of this Agreement shall begin effective at 7:00 a.m. on December 1, 1997, and shall end at 7:00 a.m. on November 30, 2004.

     (a) From December 1, 1997 through November 30, 1998, and continuing on a month to month basis thereafter until terminated by Koch or GeoResources on thirty (30) days advance written notice to the other (hereinafter, the "Initial Term"), Koch agrees to buy, and GeoResources agrees to sell, all Crude Oil produced by GeoResources from the properties listed on Exhibit "A" on the terms and conditions more fully set out in paragraphs subsequent to this Paragraph 2 of this Agreement. The foregoing is subject to the pre-existing rights of Phillips Petroleum Company to have call on the referenced Crude Oil.

     (b) Upon the conclusion of the Initial Term as provided for in Paragraph 2(a) above and until the end of the term of this Agreement, GeoResources agrees to sell to Koch all Crude Oil produced by GeoResources from the properties listed on Exhibit "A" at a price and on such terms as are mutually agreeable between the parties. Should the parties not be able to mutually agree to a price and/or term for the purchase and sale of Crude Oil produced by GeoResources from the properties listed on Exhibit "A", GeoResources shall be entitled to receive a bona fide written offer from an unaffiliated third party to purchase such Crude Oil on an outright basis. The bona fide written offer must be made for the outright purchase of the Crude Oil production, and any offers for transportation, buy/sell, exchange, or similar types of agreements will not be considered a comparable bona fide offer. Upon receipt of such a bona fide written offer from an unaffiliated third party to purchase Crude Oil production from the properties listed on Exhibit "A" that GeoResources is willing to accept, GeoResources agrees to immediately (i) forward to Koch the written offer from the third party setting forth the terms and provisions of such offer including the basis for determination of the price; and
     (ii) forward to Koch, at the same time as the writing required in (i) above is sent, copies of all information supplied by and between GeoResources and such third party. The information and materials addressed in (i) and (ii) above shall hereinafter collectively be referred to as the "Notification". Upon Koch's receipt of the Notification, Koch shall then have an optional right, for a period of ten (10) Business Days thereafter, to either match the offer and purchase the Crude Oil on the same terms and conditions and for the same volume as offered by such third party, or make a better offer than that submitted by such third party. In the event Koch elects not to match or better the third party's written offer within the required time period, GeoResources shall have the right, which must be exercised within ten (10) Business Days following the expiration of Koch's ten (10) Business Day period, to enter into an agreement with the third party that made the offer containing the same terms and provisions that were included in the Notification; provided, however, that GeoResources may not enter into an agreement with any third party for a term longer than twelve (12) months, after which term Koch may again exercise its rights as stated in this Paragraph 2(b). If GeoResources does not enter into an agreement with a third party within the ten (10) Business Day period following the expiration of Koch's ten (10) Business Day period to match or make a better offer, or if the third party purchase agreement fails to contain the same terms and provisions as contained in the Notification, or at the end of any contract term with a third party, GeoResources shall be required to send a new Notification to Koch and allow Koch the right to match or make a better offer than the offer submitted by such third party; all in the manner specified above.


   3. Quantity: During the Initial Term of this Agreement, Koch shall purchase and GeoResources shall sell all Crude Oil produced by GeoResources from the properties listed on Exhibit "A".


   4. Price: For each barrel of Crude Oil purchased by Koch from GeoResources during the Initial Term, Koch shall pay a price equal to Koch's Posting for North Dakota Sour Crude Oil, gravity delivered, plus $2.75. For purpose of pricing, all volumes purchased and sold hereunder will be assumed to have been delivered in Equal Daily Quantities (EDQ).


   5. Crude Type: The crude oil purchased by Koch at the lease shall be various domestic lease crudes.


   6. Delivery/Title Risk of Loss: GeoResources shall deliver all Crude Oil purchased by Koch hereunder from tankage and/or through mutually acceptable meters located at the facilities of GeoResources on the properties listed on Exhibit "A." Title and risk of loss shall pass from GeoResources to Koch as the crude oil passes the outlet flange of the lease tankage or meter.


   7. Quality: All crude oil produced from each lease and purchased hereunder shall meet the specifications of all applicable carriers.


   8. Payment: Payment for the Crude Oil shall be made not later than twenty days after the end of the month in which delivery of Crude Oil was made. Koch shall hold the basic division order for the purchase of Crude Oil hereunder. All payments shall be made via wire net out in accordance with that certain Net Out Agreement between GeoResources, Inc. and Koch Oil Company dated August 21, 1992.

   9.  Miscellaneous Provisions.

        a. Amendments and Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by either party therefrom, shall be effective unless the same is in writing and signed by Koch and GeoResources, and such waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.


        b. Assignment. Either party may assign this Agreement in whole or in part to an Affiliate or may cause any or all of its obligations to be performed by an Affiliate. Neither party will assign its rights or delegate its duties under this Agreement in whole or in part to a non-Affiliate, without the prior written consent of the other party, which consent will not be unreasonably withheld. GeoResources' rights and obligations stated under this Agreement shall run with the properties listed on Exhibit "A" and shall be binding on the successors and assigns of GeoResources.

        c. Notice. Any notices required or desired to be given hereunder shall be in writing and shall be addressed as follows:

             If to Koch:
             Koch Oil Company
             4111 E. 37th St. North, P.O. Box 2256
             Wichita, Kansas  67201
             Attn:  President
             Facsimile:  (316) 828-8245

             If to GeoResources:
             GeoResources, Inc.
             1407 West Dakota Parkway, Suite 1-B
             Williston, ND  58801
             Attn:  Jeff Vickers, President
             Facsimile:  701-572-0277

             Notices provided hereunder shall be deemed to have been received when sent, if provided by telefax or hand, or when actually received, if provided by first class mail. In the event that any such notice is received after 4:00 PM local time on a Business Day or is received on a non-Business Day, delivery shall be deemed to have been received on the next Business Day.

        d. No Third Party Beneficiaries. Nothing in the Agreement is intended to inure to the benefit of any third party, and this Agreement shall not create any third party beneficiaries.

        e. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Kansas, without reference to conflict of laws provisions that may direct the application of laws other than the state of Kansas.

        f. Construction. This Agreement has been negotiated and prepared at the joint request, direction and construction of the parties, at arms length, with the advice and participation of counsel for each party, and will be interpreted in accordance with its terms without favor to any party.

        g. Severability. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, is held invalid or unenforceable, the remaining portion of such provision and the remaining provisions shall remain in full force and effect.

        h. Entire Agreement. This Agreement, its exhibits and Koch's attached General Provisions dated 8/96 constitute the entire agreement between the parties with respect to the purchase of Crude Oil from GeoResources. All prior agreements with respect to the purchase of Crude Oil from the properties listed on Exhibit "A" are hereby superseded and replaced. Where the General Provisions are inconsistent with the specific provisions of this Agreement, this Agreement shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Crude Oil Purchase Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       KOCH OIL COMPANY


                                       By:  __/s/  James B. Urban_____
                                       Printed Name:  James B. Urban
                                       Title:  Vice President,
                                               Koch Oil Company
                                       Date:  12/8/97


                                       GEORESOURCES, INC.


                                       By:  __/s/  J. P. Vickers______
                                       Printed Name:  J. P. Vickers
                                       Title:  President
                                       Date:  12/3/97
                                       Tax I.D. Number __84-0505444___




                                 EXHIBIT  "A"


LSE NBR        PROPERTY NAME                   COUNTY          ST

0043782        Ballantyne-State 3              Bottineau       ND

0043782        William Steinhaus 2             Bottineau       ND

0043782        Ballantyne-State 1              Bottineau       ND

0043782        Ballantyne-State/Steinhaus H1   Bottineau       ND




                              PURCHASE AGREEMENT
                              GENERAL PROVISIONS

1. MEASUREMENT AND TESTS: All measurements hereunder shall represent one hundred percent (100%) volume, consisting of United States barrels of forty-two (42) gallons, the quantity and gravity of which will be adjusted to sixty degrees (60) Fahrenheit temperature. Procedures for measuring and testing, except for delivery through positive displacement type meters shall be computed in accordance with the latest ASTM published methods then in effect. Procedures for such meter type deliveries shall be in accordance with the latest ASME-API (Petroleum PD Meter Code) published methods then in effect. The crude oil and/or condensate delivered hereunder shall be merchantable and acceptable to the carriers involved but not to exceed one percent (1%) BS&W and full deduction shall be made for all BS&W content according to the ASTM Standard Method then in effect. Should either party hereto fail to have a representative present during such measuring and testing, the measurement and tests of the other party shall be accepted.

2. PAYMENT: Unless specifically stated otherwise on the reverse side of this agreement, Buyer agrees to make payment to Seller for the crude oil and/or condensate purchased hereunder not later than the 20th day of the month following the month of delivery. If payment is made by wire transfer and the 20th day of the month falls on a Saturday or a New York Bank Holiday other than a Monday, payment shall be due on the immediately preceding New York Banking Day. If payment is made by wire transfer and the 20th day of the month falls on a Sunday or a Monday New York Bank Holiday, payment shall be due on the next succeeding New York Banking Day. If payment is made by check and the 20th day of the month falls on a Saturday, the check will be mailed on that Saturday. If payment is made by check and the 20th day falls on a Sunday, the check will not be mailed until the following Monday, unless that Monday is a New York Bank Holiday, in which event the check will be mailed on the next succeeding New York Banking Day.

Should the financial responsibility of Buyer at any time become impaired, unsatisfactory, or unacceptable to Seller, or if sales to Buyer should exceed approved credit lines, then Buyer shall secure and deliver to Seller such advance payments or other security, including in appropriate instances an acceptable letter of credit, as shall be required by Seller, and deliveries of oil and/or condensate hereunder may be withheld until such security is received. If such security is not received within the time specified by Seller, then Seller shall have the right to cancel this agreement.

3. WARRANTY: The Seller warrants title to all crude oil and/or condensate sold and delivered hereunder and warrants that same shall be free from all royalties, liens, and encumbrances, and that all taxes applicable prior to delivery, including but not limited to any production, extraction or other state, federal, or local lease level tax as well as any taxes for which the "First Purchaser" is responsible for paying or collecting, have been or will be paid. There are no other representations, guarantees, or warranties, expressed or implied, including particularly any implied warranty of fitness for a particular purpose, or otherwise, which extend beyond the descriptions set forth explicitly in this agreement. The parties agree that this transaction is in the ordinary course of their respective business activities.

4. PROCEEDS: The proceeds of the crude oil sold hereunder, after deducting any taxes imposed on said oil which are required to be deducted by Buyer and any trucking or handling charges or other deductions agreed upon by Buyer and Seller, shall be paid to Seller monthly for oil received and purchased during the preceding month by Buyer. In the event of any adverse claim, assertion of lien, or any dispute concerning title to the property described in this agreement or to the mineral proceeds from such property, Buyer may withhold payments for the oil until the claim, lien assertion, or dispute is settled, without liability for interest unless otherwise required by applicable statute. If requested, Seller agrees to furnish evidence of title satisfactory to Buyer. Should Buyer resell the oil to another purchaser who accepts delivery at the point at which Buyer takes title, settlements to Seller may be based on the grades, measurements, volume computations, and/or deductions of that purchaser.

5. INDEMNITY BY SELLER: Seller agrees to indemnify and defend Buyer, its agents, successors, assigns, and related entities, against any and all claims, liabilities, losses damages, costs, expenses, and attorneys' fees relating to or otherwise arising from the oil purchases under this agreement. Seller further agrees to make settlement with all parties in interest, including settlement with the proper authorities for taxes, interest, and penalties, if any, due upon said oil when such taxes, interest, and penalties are not deducted as authorized in Paragraph Four above. Buyer is required to withhold 31% in Federal Income Tax from payments to owners who have not provided Buyer with a taxpayer identification number/social security number. TO AVOID THE 31% WITHHOLDING, SELLER SHALL PROVIDE ITS TAX IDENTIFICATION NUMBER/SOCIAL SECURITY NUMBER IN THE SPACE PROVIDED ON THE SPECIAL PROVISIONS TO WHICH THESE GENERAL PROVISIONS ARE ATTACHED.

6. RULES AND REGULATIONS: All of the terms and provisions of this agreement shall be subject to the applicable orders, rules and regulations (hereinafter generically referred to as "Regulations") of all governmental authorities having or purporting to have jurisdiction in the premises. If at any time or from time to time such regulations should be amended or should new regulations be adopted and the effect of such amended or new regulation (a) is not covered by any other provision of this agreement and (b) has an adverse economic effect upon either party hereto or its suppliers or customers, the party affected shall have the option to request renegotiation of the prices and other pertinent terms provided for in this agreement. Said option may be exercised by such party at any time after such amended or new regulation is promulgated by giving written notice of the desire to renegotiate prior to the time of delivery of the oil, such notice to contain the new prices and terms desired by the affected party. If the parties do not agree upon new prices and terms satisfactory to both within (30) days after such notice is given, the affected party shall have the right to terminate this agreement at the end of said thirty (30) day period.

7. FORCE MAJEURE: Either party hereto shall be relieved from liability for failure to deliver or receive crude oil and/or condensate hereunder for the time and to the extent such failure is occasioned by war, fire, explosion, riot, strike, or other industrial disturbances or concerted action of workmen, acts of God, governmental regulations, disruption or breakdown of production or transportation facilities, delays of pipeline carrier in receiving and delivering crude oil and/or condensate tendered, by any decline in field production, or by any other cause, whether similar or not to those heretofore enumerated, reasonably beyond the control of such party.

8. EQUAL DAILY DELIVERIES: It is agreed that Buyer will pay for said crude oil and/or condensate purchased hereunder on the basis of the posted price in effect each day for the average number of barrels delivered each day during each month hereunder. Such average shall be determined by dividing the total number of barrels delivered hereunder during each month by the total number of days in such month. The parties agree, conclusively, that delivery shall be presumed to be made in equal daily quantities on the respective dates as determined hereinabove and not on any other date.

9. CLAIMS: All other claims as to shortage in quantity, to defects in quality, or any others, except for demurrage, shall be made by written notice to the other party within sixty (60) days after the delivery in question; claims for demurrage shall be made within one (1) year after the delivery in question; otherwise, any such claims shall be deemed to have been waived. No claims whatever shall be made under this agreement for special, indirect, or consequential damages.

10. ASSIGNMENT: Neither party shall assign this agreement or any rights hereunder without first obtaining the written consent of the other party hereto.

11. SAFETY: Each party agrees that its agents and employees will comply with all safety regulations of the other when such agents or employees are upon the premises of the other in connection with the performance of this contract.

12. BUSINESS PRACTICES: Each party hereto agrees to comply with all laws and regulations applicable to activities carried out in the name of or on the behalf of the other party under provisions of this agreement.

Each party hereto agrees that all financial settlements, billings and reports rendered to the other party as provided for in this agreement will, to the best of its knowledge, reflect properly the facts about all activities and transactions related to this agreement.

Each party agrees to notify the other party promptly upon discovery of any instance where the notifying party fails to comply with either provision above or whose conduct by the notified party is considered, by the notifying party, to be in breach of this agreement.

13. ADDITIONAL TERMS: No waiver by either party hereto of a breach of an obligation owed hereunder by the other party shall be construed as a waiver of any other breach, whether of the same or a different nature.

Any provision hereof which is legally unenforceable shall be ineffective only to the extent of such unenforceability without thereby invalidating the remaining provisions hereof or affecting the validity of enforceability of this agreement as a whole.

This agreement contains the entire agreement between the Seller and Buyer with respect to the subject matter hereof, and there are no other promises, representations, or warranties affecting it.

The specific provisions contained in this agreement govern the general provisions of this agreement in the event of any conflict between the two.

This agreement shall not be modified or amended except by written instrument duly executed by officers or other duly authorized representatives of the respective parties.



                    CRUDE OIL PURCHASE/EXCHANGE AGREEMENT


Purchase from/Exchanged with:                 Date:  December 2, 1997
GeoResources, Inc.                            Results of Discussions
1407 West Dakota Parkway, Suite 1-B           between Blaine Parrott and
Williston, ND  58801                          Jeff Vickers

                                              Koch Contracts # 36123
                                                         and # 13692


Gentlemen,

This document, when executed by the parties, will constitute an Agreement between GeoResources, Inc. ("GeoResources") and Koch Oil Company ("Koch"), covering the purchase and sale of crude oil and/or condensate under the following terms and conditions:


1. Definitions. When used in this Agreement, the terms listed below have the following meanings:

    "Affiliate" - means a corporation controlling, controlled by or under common control with either Koch or GeoResources, as the case may be.

    "Agreement" - means this contract and any exhibits or amendments.

    "Business Day" - means any day in which the offices of Koch and GeoResources are both open for business.

    "VPP Agreement"- means that certain agreement executed contemporaneously herewith between Koch Producer Services Inc. and GeoResources for the funding of certain leases in Bottineau County, North Dakota.

    "Crude Oil" - means crude oil and/or condensate.

2. Term: The term of this Agreement shall begin effective at 7:00 a.m. on December 1, 1997, and shall end at 7:00 a.m. on November 30 , 2000.

      (a) From December 1, 1997 through November 30, 1998, and continuing on a month to month basis thereafter until terminated by Koch or GeoResources on thirty (30) days advance written notice to the other (hereinafter, the "Initial Term"), Koch agrees to purchase and GeoResources agrees to sell all Crude Oil produced by GeoResources from the properties listed on Exhibit "A." During the Initial Term, Koch and GeoResources further agree to exchange all Crude Oil produced by GeoResources from the properties listed on Exhibit "B." The terms and conditions of such purchase and exchange transactions are more fully set out in paragraphs subsequent to this Paragraph 2 of this Agreement.

      (b) Upon the conclusion of the Initial Term as provided for in Paragraph 2(a) above and until the end of the term of this Agreement, GeoResources agrees to sell to Koch all Crude Oil produced by GeoResources from the properties listed on Exhibits "A" and "B," (collectively, in this Paragraph referred to as the "Subject Crude
      Oil"), at a price and on such terms as are mutually agreeable between the parties. Should the parties not be able to mutually agree to a price and/or term for the purchase and sale of the Subject Crude Oil, GeoResources shall be entitled to receive a bona fide written offer from an unaffiliated third party to purchase the Subject Crude Oil.
      Upon receipt of such a bona-fide written offer from an unaffiliated third party to purchase the Subject Crude Oil that GeoResources is willing to accept, GeoResources agrees to immediately (i) forward to Koch the written offer from the third party setting forth the terms and provisions of such offer including the basis for determination of the price; and (ii) forward to Koch, at the same time as the writing required in (i) above is sent, copies of all information supplied by and between GeoResources and such third party. The information and materials addressed in (i) and (ii) above shall hereinafter collectively be referred to as the "Notification." Upon Koch's receipt of the Notification, Koch shall then have an optional right, for a period of ten (10) Business Days thereafter, to either match the offer and purchase the Subject Crude Oil on the same terms and conditions and for the same volume as offered by such third party, or make a better offer than that submitted by such third party. In the event Koch elects not to match or better the third party's written offer within the required time period, GeoResources shall have the right, which must be exercised within ten (10) Business Days following the expiration of Koch's ten
      (10) Business Day period, to enter into an agreement with the third party that made the offer containing the same terms and provisions that were included in the Notification; provided, however, that GeoResources may not enter into an agreement with any third party for a term longer than twelve (12) months, after which term Koch may again exercise its rights as stated in this Paragraph 2(b). If GeoResources does not enter into an agreement with a third party within the ten (10) Business Day period following the expiration of Koch's ten (10) Business Day period to match or make a better offer, or if the third party purchase agreement fails to contain the same terms and provisions as contained in the Notification, or at the end of any contract term with a third party, GeoResources shall be required to send a new Notification to Koch and allow Koch the right to match or make a better offer than the offer submitted by such third party; all in the manner specified above.


3. Quantity: During the Initial Term of this Agreement, Koch agrees to purchase and GeoResources agrees to sell all Crude Oil produced by GeoResources from the properties listed on Exhibit "A." During the Initial Term, Koch and GeoResources further agree to exchange all Crude Oil produced by GeoResources from the properties listed on Exhibit "B."


4.  Price; Delivery; Title; Risk of Loss

    a)  Properties Listed on Exhibit A:  Koch Contract Number 36123

           i) Koch's Receipt: During the Initial Term, GeoResources shall deliver, or cause to be delivered, each barrel of Crude Oil produced from properties listed on Exhibit "A" from tankage and/or through mutually acceptable meters located at the facilities of GeoResources listed on Exhibit "A." Title and risk of loss shall pass from GeoResources to Koch as the Crude Oil passes the outlet flange of the lease tankage or meter. During the Initial Term, Koch shall pay GeoResources for each barrel of Crude Oil produced from properties listed on Exhibit "A" a price equal to Koch's posting for North Dakota Sour, gravity delivered, plus $2.75 per barrel. For purposes of pricing, all volumes will be assumed to have been delivered in Equal Daily Quantities (EDQ).

    b)  Properties Listed on Exhibit B:  Koch Exchange Number 13692

           i) Koch's Receipt: During the Initial Term, GeoResources shall deliver, or cause to be delivered, each barrel of Crude Oil produced from the properties listed on Exhibit "B" from tankage and/or through mutually acceptable meters located at the facilities of GeoResources listed on Exhibit "B." Title and risk of loss shall pass from GeoResources to Koch as the Crude Oil passes the outlet flange of the lease tankage or meter. During the Initial Term, Koch shall pay GeoResources for each barrel of Crude Oil produced from properties listed on Exhibit "B" a price equal to Koch's posting for North Dakota Sour, gravity delivered. For purposes of pricing, all volumes will be assumed to have been delivered in Equal Daily Quantities
               (EDQ).

           ii) GeoResources' Receipt: During the Initial Term, Koch shall deliver, or cause to be delivered to GeoResources at Arco Pipeline Company's crude oil terminal in Cushing, Oklahoma, a volume of Arco Common Stream Domestic Sweet Crude Oil equal to that which is delivered by GeoResources pursuant to Paragraph 4(b)(i). Title and risk of loss shall pass from Koch to GeoResources within the facilities of Arco Pipeline at Cushing, Oklahoma. During the Initial Term, GeoResources shall pay Koch for each barrel of Crude Oil delivered pursuant to this Paragraph 4(b)(ii) a price equal to Koch's posting for West Texas/New Mexico Intermediate, deemed 40 degrees API gravity, less $0.40 per barrel. For purposes of pricing, all volumes will be assumed to have been delivered in Equal Daily Quantities (EDQ).


5. Crude Type: The crude oil purchased by Koch at the lease shall be various domestic lease crudes.


6. Quality: All crude oil produced from each lease and purchased hereunder shall meet the specifications of all applicable carriers.


7. Imbalances: The transaction contemplated pursuant to Paragraph 4(b) of this Agreement is an exchange transaction wherein Koch will deliver to GeoResources at the designated point of delivery a volume of Crude Oil equal to that which GeoResources delivers to Koch pursuant to Paragraph 4(b)(i). Koch shall be obligated to deliver the volume of crude oil scheduled pursuant to Paragraph 4(b)(ii) if GeoResources performs its delivery scheduled pursuant to Paragraph 4(b)(i). Koch and GeoResources agree that they shall maintain the exchange deliveries in balance on a monthly basis as much as is practicable to avoid any imbalance.

    In the event a imbalance arises during the term of this Agreement as a result of one party delivering more than the other party, either party may notify the other party, such notification to be in writing, as to the volume of the imbalance. Subsequent deliveries by either party under this Agreement after such notice shall be applied first to the imbalance and then to any further delivery obligations.


8. Payment: Payment for the Crude Oil shall be made not later than twenty days after the end of the month in which delivery of Crude Oil was made. All payments shall be made via wire net out in accordance with that certain Net Out Agreement between GeoResources, Inc. and Koch Oil Company dated August 21, 1992.

    Koch shall hold the basic division order for the purchase of Crude Oil produced from leases listed on Exhibit A (Koch Contract #36123).

    Payment for Crude Oil produced from leases listed on Exhibit B (Koch Contract #13692) shall be made by Koch to GeoResources on a 100% Indemnifying Division Order basis including taxes per Exhibit "C." GeoResources assumes responsibility to account and make payment of proceeds to interest owners, obtain, execute, and deliver division orders, file MMS Form 2014s, if applicable, and perform all other related obligations under this Agreement.


9.  Miscellaneous Provisions.

     a. Amendments and Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by either party therefrom, shall be effective unless the same is in writing and signed by Koch and GeoResources, and such waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

     b. Assignment. Either party may assign this Agreement in whole or in part to an Affiliate or may cause any or all of its obligations to be performed by an Affiliate. Neither party will assign its rights or delegate its duties under this Agreement in whole or in part to a non-Affiliate, without the prior written consent of the other party, which consent will not be unreasonably withheld. GeoResources's rights and obligations stated under this Agreement shall run with the properties listed on Exhibits "A"and "B" and shall be binding on the successors and assigns of GeoResources.

     c. Notice. Any notices required or desired to be given hereunder shall be in writing and shall be addressed as follows:

          If to Koch:
          Koch Oil Company
          4111 E. 27th St. North
          Wichita, Kansas 67220
          Attn:  President
          Facsimile:  (316) 828-8245

          If to GeoResources:
          GeoResources, Inc.
          1407 West Dakota Parkway, Suite 1-B
          Williston, ND  58801
          Attn:  Jeff Vickers, President
          Facsimile:  701-572-0277

          Notices provided hereunder shall be deemed to have been received when sent, if provided by telefax or hand, or when actually received, if provided by first class mail. In the event that any such notice is received after 4:00 PM local time on a Business Day or is received on a non-Business Day, delivery shall be deemed to have been received on the next Business Day.

     d. No Third Party Beneficiaries. Nothing in the Agreement is intended to inure to the benefit of any third party, and this Agreement shall not create any third party beneficiaries.

     e. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Kansas, without reference to conflict of laws provisions that may direct the application of laws other than the state of Kansas.

     f. Construction. This Agreement has been negotiated and prepared at the joint request, direction and construction of the parties, at arms length, with the advice and participation of counsel for each party, and will be interpreted in accordance with its terms without favor to any party.

     g. Severability. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, is held invalid or unenforceable, the remaining portion of such provision and the remaining provisions shall remain in full force and effect.

     h. Entire Agreement. This Agreement, its exhibits and Koch's attached General Provisions dated 8/96 constitute the entire agreement between the parties with respect to the purchase of Crude Oil from GeoResources. All prior agreements with respect to the purchase of Crude Oil from the leases listed on Exhibits "A" and "B" are hereby superseded and replaced. Where the General Provisions are inconsistent with the specific provisions of this Agreement, this Agreement shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Crude Oil
Purchase/Exchange Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       KOCH OIL COMPANY


                                       By:  __/s/  James B. Urban_____
                                       Printed Name:  James B. Urban
                                       Title:  Vice President,
                                               Koch Oil Company
                                       Date:  12/8/97


                                       GEORESOURCES, INC.

                                       By:  __/s/  J. P. Vickers______
                                       Printed Name:   J. P. Vickers
                                       Title:  President
                                       Date:  12/3/97
                                       Tax I.D. Number __84-0505444___



                                  EXHIBIT "A"
                     Koch Exchange Contract Number 36123


LSE NBR     PROPERTY NAME       COUNTY        ST

20854       Dagmar Fossum       Bottineau     ND
59284       Oscar Fossum #4     Bottineau     ND
59285       Oscar Fossum        Bottineau     ND



                                  EXHIBIT  "B"
                     Koch Exchange Contract Number  13692


LSE NBR     PROPERTY NAME       COUNTY        ST

54270       PEOC                McKenzie      ND
66416       Mott                Renville      ND
10300       Carroll Brandt      Bottineau     ND
34863       Anderson            Bottineau     ND
816         Carroll Aitken      Renville      ND
1930        Anderson et al      Bottineau     ND
24840       Hultgren            Bottineau     ND
31289       Billehus            Bottineau     ND
39755       Lawrence Hanson     Bottineau     ND
43982       Arthur Hetland      McHenry       ND
43992       Stella Rice         Bottineau     ND
44005       Hanson State        Bottineau     ND
44012       W&M Peterson        Bottineau     ND
44014       Witteman            Bottineau     ND
44019       USA Johnson         Bottineau     ND
44025       John Waddle         Bottineau     ND
44051       Obert Linstad       Bottineau     ND
48317       O&V Johnson         Bottineau     ND
48318       V&F Johnson         Bottineau     ND
48319       Lillegard-Johnson   Bottineau     ND
48904       Juve                Bottineau     ND
51954       Grann County        Bottineau     ND
55257       Grann               Bottineau     ND
56010       Johnson-Lillegard   Bottineau     ND
56074       Harold Lindstrom    Bottineau     ND
59273       Romos               Bottineau     ND
59274       Welstad             McHenry       ND
68115       Walter G. Nelson    Bottineau     ND
68927       Howard Nordmark     Bottineau     ND
70063       Waddle Olson        Bottineau     ND
71965       Elof G. Pearson     Bottineau     ND
77240       Rice                Bottineau     ND
88608       Sveen               Bottineau     ND
90472       Tolstad             Bottineau     ND
1859        Anton Anderson      Bottineau     ND



                                  EXHIBIT "C"

       [Koch Oil Company's INDEMNIFYING DIVISION ORDER dated 05/14/92, with revisions of 2/21/95]



                                  MEMORANDUM
                                      OF
                  AGREEMENT RELATING TO PURCHASE OF CRUDE OIL


STATE OF NORTH DAKOTA	}
                        }                    ALL PERSONS BY THESE PRESENTS:
COUNTY OF BOTTINEAU	}

	THAT, as of the effective date hereof, GEORESOURCES, INC., a Colorado corporation ("Seller"), and KOCH OIL COMPANY ("Buyer"), have entered into certain agreements relating to a preferential right granted to Koch Oil by Seller to purchase crude oil produced by Seller (referred to herein as the "Purchase Agreement"), with respect to Properties described on Exhibit "A" attached hereto.

        1. Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Memorandum have the meanings provided in the Purchase Agreement.

        2. Preferential Right to Purchase. The Purchase Agreement provide that, on and subject to the terms, provisions and conditions of the Purchase Agreement, Seller has granted to Buyer a preferential right to purchase the hydrocarbons produced from the Properties from the date hereof for the period extending to the later of (a) seven (7) years from the date hereof and (b) the term of any note or other financing instrument existing between Seller and Buyer's affiliate, Koch Producer Services, Inc.

        3. Controlling Document. If any of the terms set forth in this Memorandum conflict with any of the terms set forth in the Purchase Agreement, the terms of the Purchase Agreement shall control and supersede any terms of this Memorandum. It is the intent of this Memorandum to give notice to third parties that Buyer and Seller have entered into the Purchase Agreement relating to the Properties. It is not the purpose of this Memorandum to amend, modify, eliminate, or add to the provisions of such Purchase Agreement.

        4. Successors and Assigns. The right and obligations of the parties to the Purchase Agreement are binding on, and inure to the benefit of, the respective permitted successors and assigns of the parties.

        5. Automatic Expiration of Notice. This Memorandum, and the notice of the Purchase Agreements provided hereby, shall immediately and automatically expire and be without further force or affect on December 31, 2010, unless a fully executed original of an agreement extending the notice provided hereby, executed by both Seller and Buyer, shall be recorded in the Official Public Records of Real Property of Bottineau, North Dakota, on or before such date.

        IN WITNESS WHEREOF, Seller and Buyer have executed this Memorandum to be effective as of the 1st day of December, 1997.


                                       SELLER:

                                       GEORESOURCES, INC.


                                       By:  /s/ J. P. Vickers
                                       Name:  J. P. Vickers
                                       Title:  President

ATTESTING WITNESSES TO
SIGNATURE OF SELLER:

  /s/  Cathy Kruse

  /s/  Connie Hval



                                       BUYER:

                                       KOCH OIL COMPANY


                                       By:  /s/ James B. Urban
                                       Name:  James B. Urban
                                       Title:  Vice President,
                                               Koch Oil Company

ATTESTING WITNESSES TO
SIGNATURE OF BUYER:

  /s/  Michael A. Dooms

  /s/



                                ACKNOWLEDGMENTS


STATE OF NORTH DAKOTA	)
                        )  SS.
COUNTY OF WILLIAMS	)


	BE IT REMEMBERED that I, Donna C. Hanson, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this 3rd day of December, 1997, there appeared before me J. P. Vickers, the President of GeoResources, Inc., a Colorado corporation, whose address is 1407 West Dakota Parkway, Suite 1-B, Williston, ND 58801.


TEXAS This instrument was acknowledged before me on this day by each such person as the designated officer of the company set opposite his name (or a Trustee, as the case may be) on behalf of said company set opposite his name (or of himself as Trustee, as the case may be).

NORTH DAKOTA	Before me personally appeared each such person, each
                of whom is known to me to be the officer of the corporation or association described in and that executed this instrument, and acknowledged to me that such corporation or association executed the same.


	Witness my hand and official seal.


                                       /s/  Donna C. Hanson
                                       Notary Public

                                       Residing at Williston, ND

My commission expires:
September 5, 2002



                                ACKNOWLEDGMENTS


State of Kansas         )
                        )  SS.
County of Sedgwick	)


	This instrument was acknowledged before me on December 5, 1997 by James
B. Urban, Vice President of KOCH OIL COMPANY, a division of Koch Industries, Inc., a Kansas Corporation, on behalf of the corporation.


	Witness my hand and official seal.


                                       /s/  Michael A. Dooms
                                       Notary Public


My Commission expires:
2/7/2001



Recording Requested by, and
after Recordation Return to:

MAYER, BROWN & PLATT
700 Louisiana Street
Houston, Texas 77002
Attn:  Francis R. Bradley, III

	Exhibit A - Description of Properties



                                   Exhibit A

                           Description of Properties



                                 EXHIBIT  "A"


LSE NBR        PROPERTY NAME                   COUNTY          ST

0043782        Ballantyne-State 3              Bottineau       ND

0043782        William Steinhaus 2             Bottineau       ND

0043782        Ballantyne-State 1              Bottineau       ND

0043782        Ballantyne-State/Steinhaus H1   Bottineau       ND



                                  EXHIBIT "A"
                      Attached to and made a part of the
         Between GeoResources, Inc. and Koch Producer Services, Inc.

                 STATE OF NORTH DAKOTA    COUNTY OF BOTTINEAU

Lease Schedule

LESSOR          State Land Department, State of North Dakota
LESSEE          Leonard F. Ward and Almer Swanson
DATE            5/29/49
DESCRIPTION	Township 162 North, Range 82 West
                Section 25: NE1/4 and other lands not
                            subject to this agreement
ACRES           160
BOOK            Z
PAGE            475


LESSOR          William M. Steinhaus (aka W. M. Steinhaus)
                and Louise Steinhaus, husband and wife
LESSEE          Placid Oil Company
DATE            8/23/73
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            176
PAGE            219


LESSOR          Evelyn L. Lorius (fka Evelyn L. Nielsen)
                and Fred A. Lorius, wife and husband
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            21


LESSOR          R. O. Gothenquist and
                Ruth M. Gothenquist, husband and wife
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            41


LESSOR          Howard Spoklie
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            294



LESSOR          Walter Satrom and
                Ruby L. Satrom, husband and wife
LESSEE          GeoResources, Inc.
DATE            3/14/75
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2,
                            and other lands not subject
                            to this agreement
ACRES           157.31
BOOK            186
PAGE            296



LESSOR          Melvin Ballantyne and
                Russell Ballantyne
LESSEE          GeoResources, Inc.
DATE            9/23/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            207
PAGE            404



LESSOR          Phillips Petroleum Company
LESSEE          GeoResources, Inc.
DATE            4/20/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            212
PAGE            25


LESSOR          Great American Royalties, Inc.
LESSEE          GeoResources, Inc.
DATE            9/23/77
DESCRIPTION	Township 162 North, Range 81 West
                Section 30: E1/2NW1/4, Lots 1 and 2
ACRES           157.31
BOOK            254
PAGE            546



Well Schedule (Wells in the pooled area described as the NE1/4 Sec. 25, T162N R82W and the NW1/4 Sec. 30, T162N R81W containing 317.31 acres)

        Well Name                   Working Interest     Net Revenue
                                       Percentage         Interest
Percentage
Ballantyne-State #1                      100.0            81.40854
Ballantyne-State #3                      100.0            81.40854
William Steinhaus #1 SWD                 100.0            N/A
William Steinhaus #2                     100.0            81.40854
Ballantyne-State/Steinhaus #H1           100.0            81.40854



                                  MEMORANDUM
                                      OF
                  AGREEMENT RELATING TO PURCHASE OF CRUDE OIL


STATE OF NORTH DAKOTA	}
                        }                   ALL PERSONS BY THESE PRESENTS:
COUNTY OF BOTTINEAU	}
COUNTY OF McHENRY	}
COUNTY OF McKENZIE	}
COUNTY OF RENVILLE	}


	THAT, as of the effective date hereof, GEORESOURCES, INC., a Colorado corporation ("Seller"), and KOCH OIL COMPANY ("Buyer"), have entered into certain agreements relating to a preferential right granted to Koch Oil by Seller to purchase crude oil produced by Seller (referred to herein as the "Purchase Agreement"), with respect to Properties described on Exhibit "A" attached hereto.

        1. Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Memorandum have the meanings provided in the Purchase Agreement.

        2. Preferential Right to Purchase. The Purchase Agreement provide that, on and subject to the terms, provisions and conditions of the Purchase Agreement, Seller has granted to Buyer a preferential right to purchase the hydrocarbons produced from the Properties from the date hereof for the period extending to the later of (a) three (3) years from the date hereof and (b) the term of any note or other financing instrument existing between Seller and Buyer's affiliate, Koch Producer Services, Inc.

        3. Controlling Document. If any of the terms set forth in this Memorandum conflict with any of the terms set forth in the Purchase Agreement, the terms of the Purchase Agreement shall control and supersede any terms of this Memorandum. It is the intent of this Memorandum to give notice to third parties that Buyer and Seller have entered into the Purchase Agreement relating to the Properties. It is not the purpose of this Memorandum to amend, modify, eliminate, or add to the provisions of such Purchase Agreement.

        4. Successors and Assigns. The right and obligations of the parties to the Purchase Agreement are binding on, and inure to the benefit of, the respective permitted successors and assigns of the parties.

        5. Automatic Expiration of Notice. This Memorandum, and the notice of the Purchase Agreements provided hereby, shall immediately and automatically expire and be without further force or affect on December 31, 2010, unless a fully executed original of an agreement extending the notice provided hereby, executed by both Seller and Buyer, shall be recorded in the Official Public Records of Real Property of Bottineau, North Dakota, on or before such date.

        IN WITNESS WHEREOF, Seller and Buyer have executed this Memorandum to be effective as of the 1st day of December, 1997.


                                       SELLER:

                                       GEORESOURCES, INC.


                                       By:  /s/ J. P. Vickers
                                       Name:  J. P. Vickers
                                       Title:  President

ATTESTING WITNESSES TO
SIGNATURE OF SELLER:

  /s/  Cathy Kruse

  /s/  Connie Hval



                                       BUYER:

                                       KOCH OIL COMPANY


                                       By:  /s/ James B. Urban
                                       Name:  James B. Urban
                                       Title:  Vice President,
                                               Koch Oil Company

ATTESTING WITNESSES TO
SIGNATURE OF BUYER:

  /s/  Michael A. Dooms

  /s/



                                ACKNOWLEDGMENTS


STATE OF NORTH DAKOTA	)
                        )  SS.
COUNTY OF WILLIAMS	)


	BE IT REMEMBERED that I, Donna C. Hanson, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this 3rd day of December, 1997, there appeared before me J. P. Vickers, the President of GeoResources, Inc., a Colorado corporation, whose address is 1407 West Dakota Parkway, Suite 1-B, Williston, ND 58801.


TEXAS This instrument was acknowledged before me on this day by each such person as the designated officer of the company set opposite his name (or a Trustee, as the case may be) on behalf of said company set opposite his name (or of himself as Trustee, as the case may be).

NORTH DAKOTA	Before me personally appeared each such person, each
                of whom is known to me to be the officer of the corporation or association described in and that executed this instrument, and acknowledged to me that such corporation or association executed the same.


	Witness my hand and official seal.


                                       /s/  Donna C. Hanson
                                       Notary Public

                                       Residing at Williston, ND

My commission expires:
September 5, 2002



                                ACKNOWLEDGMENTS


State of Kansas         )
                        )  SS.
County of Sedgwick	)


	This instrument was acknowledged before me on December 5, 1997 by James B. Urban, Vice President of KOCH OIL COMPANY, a division of Koch Industries, Inc., a Kansas Corporation, on behalf of the corporation.


	Witness my hand and official seal.


                                       /s/  Michael A. Dooms
                                       Notary Public


My Commission expires:
2/7/2001



Recording Requested by, and
after Recordation Return to:

MAYER, BROWN & PLATT
700 Louisiana Street
Houston, Texas 77002
Attn:  Francis R. Bradley, III

	Exhibit A - Description of Properties



                                   Exhibit A

                           Description of Properties



                                  EXHIBIT "A"
                     Koch Exchange Contract Number 36123


LSE NBR     PROPERTY NAME       COUNTY        ST

20854       Dagmar Fossum       Bottineau     ND
59284       Oscar Fossum #4     Bottineau     ND
59285       Oscar Fossum        Bottineau     ND



                     Koch Exchange Contract Number  13692


LSE NBR     PROPERTY NAME       COUNTY        ST

54270       PEOC                McKenzie      ND
66416       Mott                Renville      ND
10300       Carroll Brandt      Bottineau     ND
34863       Anderson            Bottineau     ND
816         Carroll Aitken      Renville      ND
1930        Anderson et al      Bottineau     ND
24840       Hultgren            Bottineau     ND
31289       Billehus            Bottineau     ND
39755       Lawrence Hanson     Bottineau     ND
43982       Arthur Hetland      McHenry       ND
43992       Stella Rice         Bottineau     ND
44005       Hanson State        Bottineau     ND
44012       W&M Peterson        Bottineau     ND
44014       Witteman            Bottineau     ND
44019       USA Johnson         Bottineau     ND
44025       John Waddle         Bottineau     ND
44051       Obert Linstad       Bottineau     ND
48317       O&V Johnson         Bottineau     ND
48318       V&F Johnson         Bottineau     ND
48319       Lillegard-Johnson   Bottineau     ND
48904       Juve                Bottineau     ND
51954       Grann County        Bottineau     ND
55257       Grann               Bottineau     ND
56010       Johnson-Lillegard   Bottineau     ND
56074       Harold Lindstrom    Bottineau     ND
59273       Romos               Bottineau     ND
59274       Welstad             McHenry       ND
68115       Walter G. Nelson    Bottineau     ND
68927       Howard Nordmark     Bottineau     ND
70063       Waddle Olson        Bottineau     ND
71965       Elof G. Pearson     Bottineau     ND
77240       Rice                Bottineau     ND
88608       Sveen               Bottineau     ND
90472       Tolstad             Bottineau     ND
1859        Anton Anderson      Bottineau     ND



                    CERTIFICATE OF CONSENTS AND APPROVALS


	I, J. P. Vickers, do hereby certify that I am the presently elected, qualified and acting President of GeoResources, Inc., a Colorado corporation; and certify the following in regard to Paragraph 12(c) to that certain Purchase Agreement for Volumetric Production Payment ("Purchase Agreement") between GeoResources, Inc. and Koch Producer Services, Inc. dated as of December 3, 1997.

        That to the best of my knowledge, and after due investigation no consents, approvals, and permits from any federal or state regulatory agencies, governmental authorities or from any other Persons are necessary for the consummation of the Purchase Agreement.


	IN WITNESS WHEREOF, I have hereunto set my hand in my official capacity and affixed the Corporate Seal this 3rd day of December, 1997.



                                       /s/ J. P. Vickers
                                       J. P. Vickers, President
                                       GeoResources, Inc.
(Corporate Seal)



                 CERTIFICATE OF REPRESENTATIONS AND COVENANTS


	I, J. P. Vickers, do hereby certify that I am the presently elected, qualified and acting President of GeoResources, Inc., a Colorado corporation; and certify that the following in regard to Paragraph 12(d) to that certain Purchase Agreement for Volumetric Production Payment ("Purchase Agreement") between GeoResources, Inc. and Koch Producer Services, Inc. dated as of December 3, 1997.


        That to the best of my knowledge, and after due investigation Seller has performed all agreements and covenants required by the Purchase Agreement and the other Production Payment Documents, and all representations and warranties in the Purchase Agreement and in the other Production Payment Documents are true and correct as of the Closing Date.


IN WITNESS WHEREOF, I have hereunto set my hand in my official capacity and affixed the Corporate Seal this 3rd day of December, 1997.



                                       /s/ J. P. Vickers
                                       J. P. Vickers, President
                                       GeoResources, Inc.

(Corporate Seal)



                         CERTIFICATE OF NO LITIGATION


	I, J. P. Vickers, do hereby certify that I am the presently elected, qualified and acting President of GeoResources, Inc., a Colorado corporation; and certify that the following in regard to Paragraph 12(k) to that certain Purchase Agreement for Volumetric Production Payment ("Purchase Agreement") between GeoResources, Inc. and Koch Producer Services, Inc. dated as of December 3, 1997.

	That to the best of my knowledge, and after due investigation no suit, action or other proceeding is pending to restrain, enjoin, or otherwise prevent the consummation of the Purchase Agreement or the transactions contemplated in connection therewith or which may have any material effect on the Subject Interests.

        IN WITNESS WHEREOF, I have hereunto set my hand in my official capacity and affixed the Corporate seal this 3rd day of December, 1997.



                                       /s/ J. P. Vickers
                                       J. P. Vickers, President
                                       GeoResources, Inc.
(Corporate Seal)



                      CERTIFICATE OF LIABILITY INSURANCE

PRODUCER                               COMPANIES AFFORDING COVERAGE

First American Insurance               CNA Insurance Companies
P.O. Box 1549
Minot ND 58702
701-852-1277

Insured

GeoResources, Inc. &
Belmont Natural Resource
	Company, Inc.
P.O. Box 1505
Williston ND 58801

COVERAGES
  THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

TYPE OF INSURANCE               COMMERCIAL GENERAL LIABILITY
POLICY NUMBER                   C155850626
POLICY EFFECTIVE DATE           11/01/97
POLICY EXPIRATION DATE          11/01/98
GENERAL AGGREGATE LIMIT         $3,000,000
PRODUCTS-COMP/OP AGG            $3,000,000
PERSONAL & ADV INJURY           $1,000,000
EACH OCCURRENCE                 $1,000,000
FIRE DAMAGE                     $50,000
MED EXP                         $5,000

TYPE OF INSURANCE               AUTOMOBILE LIABILITY
POLICY NUMBER                   C155850643
POLICY EFFECTIVE DATE           11/01/97
POLICY EXPIRATION DATE          11/01/98
COMBINED SINGLE LIMIT           $1,000,000

TYPE OF INSURANCE               EXCESS LIABILITY
POLICY NUMBER                   C162776523
POLICY EFFECTIVE DATE           11/01/97
POLICY EXPIRATION DATE          11/01/98
EACH OCCURRENCE                 $2,000,000
AGGREGATE                       $2,000,000

TYPE OF INSURANCE               WORKERS COMPENSATION AND EMPLOYERS'
                                LIABILITY
POLICY NUMBER                   C155850626 - CONTINGENT EMPLOYERS
                                LIABILITY ONLY
POLICY EFFECTIVE DATE           11/01/97
POLICY EXPIRATION DATE          11/01/98
EL EACH ACCIDENT                $2,000,000
EL DISEASE - POLICY LIMIT	$2,000,000
EL DISEASE - EA EMPLOYEE	$2,000,000


DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
GL policy contains Contractual Liability w/Waiver of Subrogation regarding contracts signed pertaining to insured's business. Certificate Holder is named as an Additional insured.

CERTICATE HOLDER

                        KOCHP-1

        KOCH PRODUCER SERVICES
	ATTN:  MARK VIVIEN
	600 TRAVIS ST   STE 5300
	HOUSTON TX 77002


CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEROF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLICATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

/S/ JANET K. CHRISTENSON


                         CERTIFIED COPY OF RESOLUTION


	I, Cathy Kruse, do hereby certify that I am the presently elected, qualified and acting Secretary of GeoResources, Inc., a Colorado corporation; that the resolutions set forth below were duly adopted by members of the Board or Directors of the corporation on November 20, 1997; and that such resolutions have not been amended or repealed and are in full force and effect on the date hereof.


        RESOLVED, that GeoResources, Inc. (the "Corporation"), a Colorado corporation, be, and hereby is, authorized, to execute any and all documents required in connection with that certain Purchase Agreement for Volumetric Production Payment between the Corporation and Koch Producer Services, Inc. including without limitation conveyances, purchase agreements, and all other associated agreements related to the Purchase Agreement for Volumetric Production Payment.

        FURTHER RESOLVED, that Jeffrey P. Vickers, President of the Corporation, and/or the Corporation Secretary, be, and they hereby are, authorized, empowered and directed, on behalf of the Corporation, to execute the documents referenced above, including making such changes as are advised by counsel, and to take such other actions and execute such additional documents as may be necessary and desirable to carry out the intent and purposes of the foregoing resolution.


	IN WITNESS WHEREOF, I have hereunto set my hand in my official capacity and affixed the Corporate Seal this 3rd day of December, 1997.



(Corporate Seal)                       /s/ Cathy Kruse
                                       Cathy Kruse, Secretary
                                       GeoResources, Inc.



                           Certificate of Secretary
                                      of
                              GeoResources, Inc.


	I, Cathy Kruse, the duly elected, qualified and acting Secretary of GeoResources, Inc., a Colorado Corporation (the "Company" do hereby certify that the attached are true and correct copies of the documents listed below, as amended through the date hereof:


                         Bylaws of GeoResources, Inc.

                Articles of Incorporation of GeoResources, Inc.



	In witness whereof, I have executed this Certificate and caused it to be dated the 3rd day of December, 1997.



                                       /s/  Cathy Kruse
                                       Cathy Kruse, Corporate Secretary



        (Corporate Seal)



                         BYLAWS OF GEORESOURCES, INC.

I. The President shall preside at all meetings of stockholders or directors, and he shall perform all the duties usually pertaining to his office. He shall, on demand of any director, call special meetings of the directors of stockholders. Checks and other negotiable instruments may be signed either by the President or the Secretary.

II. As soon as practicable after each annual election of directors, the Board of Directors shall meet for the purpose of organization, electing or appointing officers of the corporation, and transaction of other business, at the place where the shareholders' meeting is held, or at such other place in or out of the State of Colorado, as the Board of Directors may determine.

II.A. The annual meeting of the shareholders of the Corporation entitled to vote shall be held at the principal office of the Corporation or at such other place, within or without the State of Colorado, as is designated by the Board of Directors, at such time on such day during the month of June of each year (other than a Saturday, Sunday or holiday), or during such other month as shall be determined by the Board of Directors. At the annual meeting, the shareholders, voting as provided in the Articles of Incorporation, shall elect directors and shall transact such other business as shall properly come before the meeting.

III. The Vice-President shall, in the event of the absence or disability of the President, perform the duties of the President.

IV. The Treasurer shall have custody of all the monies of the Corporation. He shall keep regular books of account. All money of the Corporation shall be deposited in each such depository or depositories as shall be selected by the directors. In addition, the Treasurer shall perform all duties usually pertaining to his office.

V. The Secretary shall keep the records of the Corporation. He shall have the custody of the seal of the Corporation. He shall sign, issue and seal all certificates of stock, which certificates shall also be signed by the President. The secretary shall, in addition, perform all the duties usually pertaining to his office. The Assistant Secretary shall, in the event of absence, death, disability, or resignation of the Secretary, perform the duties of the Secretary.

VI. Regular meetings of the directors shall be held at such time and place as the directors may determine. No written notice of such meetings shall be required, and it shall be the duty of each director to attend the same without written notice.

VII. Special meetings of the directors may be called by the President on one day's notice, or such special meetings may be held at any time on one day's notice at the call of any one director, and attendance shall be mandatory whether such meetings are called by the President or a director. At regular or special meetings, a majority of the directors shall constitute a quorum.

VIII. At all meetings of stockholders, regular or special, each holder of voting stock shall be entitled to one vote for each share of stock held by him, except as otherwise provided for in the Certificate of Incorporation. At such meetings, each stockholder may vote either in person or by written proxy.

IX. At all meetings of the stockholders, regular or special, a majority of the voting stock shall constitute a quorum. A majority of a quorum of voting stock may decide any question coming before the meeting, except as is required by Colorado Corporate law.

X. It shall not be necessary to have an annual meeting to elect or remove directors. Directors may be elected or removed at any time by a majority vote of the outstanding voting stock.

XI. It shall not be necessary that an office or director of this Corporation be a holder of the stock of this Corporation.

XXI. All real estate and interests in real estate may be conveyed, leased, or otherwise disposed of upon the signatures of the President and the Secretary of this Corporation.

XIII. The Corporation shall have a lien upon each share of stock for any indebtedness due to it from the holder thereof. Stock of the Corporation may only be transferred on the books of the Corporation and upon surrender of all outstanding certificates for such stock.

XIV.  All stock of this Corporation shall be nonassessable.

XV.   [Abolished].

XVI. Officers, directors, and shareholders may contract with this Corporation for goods and services, but the Corporation shall not pay more than the value of such goods or services upon the open market.

      (A) Officers, directors and stockholders shall, when they render services or furnish goods to the Corporation, or incur expenses for the Corporation, or furnish goods to the Corporation, bill the Corporation.

      (B) No salaries for professional services of the stockholders shall be paid out of money received from the sale of stock of the Corporation. However, disbursements made out of pocket by such shareholders for the Corporation may be made from the source.

XVII. The seal of this Corporation shall consist of a circle, within which shall be inscribed, "GeoResources, Inc."



                         THE ARTICLES OF INCORPORATION
                                      OF
                              GEORESOURCES, INC.


	Pursuant to the provisions of the Colorado Corporation Code, the undersigned Corporation hereby composites its Articles of Incorporation as amended as follows:


                                  ARTICLE I.

	The name of the corporation is GeoResources, Inc.


                                  ARTICLE II.

	The object for which our said Corporation is formed and incorporated is for the purpose of exploring, developing, and marketing natural resources, and to do everything necessary and incidental to carrying such object.


                                 ARTICLE III.

	This corporation shall have perpetual existence.


                                  ARTICLE IV.

	The authorized capital stock of GeoResources, Inc. is Ten Million (10,000,000) shares of common stock with a par value of one cent ($.01) per share. All of the shares when issued are fully paid and nonassessable. All of the shares vote for all purposes at all shareholders meetings and each share is equal to each other with respect to liquidation and dividend rights.


                                  ARTICLE V.

	The affairs and management of this corporation are to be under the control of a board of directors consisting of not less than three (3) members nor more than ten (10) members. Directors may be removed at any time by a majority vote of the outstanding voting stock, and at that time other directors may be elected.


                                  ARTICLE VI.

	The principal office of this corporation shall be located at the post office address of 1801 Tabor Street, Denver 15, Colorado, which address is in the County of Jefferson and State of Colorado.

                                 ARTICLE VII.

	This corporation shall have the power to conduct business in the State of Colorado, any other state of the United States and in foreign countries and shall have the power to have one or more offices out of the State of Colorado.
 It shall also have power to hold, purchase, mortgage, lease, claim, convey, and to otherwise acquire and dispose of real and personal property out of the State of Colorado.


                                 ARTICLE VIII.

	A stock ledger and other books of record of this corporation shall be kept within the State of Colorado in charge of the said Rollin C. Vickers whose office address is 1801 Tabor Street, Denver 15, Colorado.


                                  ARTICLE IX.

	The directors of our corporation shall have the power to make such by-laws as they deem proper for the management of the affairs of the corporation.


                                  ARTICLE X.

	Cumulative voting shall be allowed.


                                  ARTICLE XI.

	No holder of any stock or other security of the corporation shall have any pre-emptive right to subscribe for or purchase his proportionate share of any stock or other security of the corporation now or hereafter authorized or issued or of treasury shares sold or otherwise disposed of by the corporation.

	IN WITNESS WHEREOF, we have hereunto set our hands and seal this 1st day of March, 1984.



                                       /s/  J. P. Vickers
                                       J. P. Vickers, President


                                       /s/  Cathy L. Callahan
                                       Cathy L. Callahan, Secretary/Treasurer



                           CERTIFICATE OF INCUMBENCY


	I, Cathy Kruse, do hereby certify that I am the presently elected, qualified and acting Secretary of GeoResources, Inc., a Colorado Corporation and that the following were elected as officers of GeoResources, Inc. in their capacity so stated on June 12, 1997, to serve during the ensuing year and until their successors are duly elected and qualified.

        J. P. Vickers
        President, Chief Executive
        Officer and Chief Financial
        Officer                                  /s/ J.P. Vickers
                                                     Signature

        Cathy Kruse
        Secretary/Treasurer                      /s/ Cathy Kruse
                                                     Signature



	IN WITNESS WHEREOF, I have hereunto set my hand in my official capacity and affixed the corporate seal this 3rd day of December, 1997.



(Corporate Seal)                                 /s/ Cathy Kruse
                                                 Cathy Kruse, Secretary
                                                 GeoResources, Inc.



                               STATE OF COLORADO

                                 DEPARTMENT OF
                                     STATE

                                  CERTIFICATE

	I, VICTORIA BUCKLEY, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIBY THAT

                  ACCORDING TO THE RECORDS OF THIS OFFICE

                              GEORESOURCES, INC.
                            (COLORADO CORPORATION)

FILE # 19871179128 WAS FILED IN THIS OFFICE ON October 06, 1958 AND HAS COMPLIED WITH THE APPLICABLE PROVISIONS OF THE LAWS OF THE STATE OF COLORADO AND ON THIS DATE IS IN GOOD STANDING AND AUTHORIZED AND COMPETENT TO TRANSACT BUSINESS OR TO CONDUCT ITS AFFAIRS WITHIN THIS STATE.


Dated:  November 14, 1997




                             /s/ Victoria Buckley
                              SECRETARY OF STATE



                             STATE OF NORTH DAKOTA
                              SECRETARY OF STATE

                         CERTIFICATE OF GOOD STANDING

                                      OF

                              GeoResources, Inc.

	The undersigned, as Secretary of State of the State of North Dakota, hereby certifies that GEORESOURCES, INC., a Colorado corporation, authorized to transact business in the State of North Dakota on December 3, 1962, and according to the records of this office as of this date, has paid all fees due this office as required by North Dakota statutes governing foreign corporations.

	ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Good Standing to

                              GEORESOURCES, INC.

Dated:  November 20, 1997



                                       /s/  Alvin A. Jaeger

                                       Alvin A. Jaeger
                                       Secretary of State